UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23268

HIGHLAND INCOME FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 357-9167

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1.	Reports to Stockholders.

A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Floating Rate Opportunities Fund

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-800-357-9167.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-357-9167 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Highland Floating Rate Opportunities Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

As of December 31, 2018	Highland Floating Rate Opportunities Fund

Performance Overview

For the six-month period ended December 31, 2018, the Fund experienced a total price return of (15.44%) and a total NAV return of (1.64%). Over the same period, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the “Index”), returned (1.66%). As of December 31, 2018, the Fund was invested in 99 issuers generating a 6-month yield of 5.22%. The weighted average loan price in the portfolio was $91.52, and the average price of Collateralized Loan Obligation (“CLO”) debt was $95.07. In terms of composition, the Fund was allocated to 62.0% loans, 15.6% CLO debt, 21.6% equities, and 0.8% bonds.

Manager’s Discussion

The second half of 2018 was a tale of two cities for the leveraged loan market. Loan prices remained relatively steady through October, but the asset class succumbed to broader market volatility in November and December. We believe the negative performance was due to a confluence of events, primarily of which were the ongoing U.S.-China trade dispute and the debate over whether the Fed was moving too quickly with its interest rate hikes into a slowing growth environment. Both of these issues have obvious impacts on the expectations for global growth going forward, and the rise of animal spirits during management commentary over their cautious outlooks during third quarter earnings calls was not helpful. However, the uncertainty over the path of interest rates also removed one of the main pillars of the floating rate debt investment thesis. In addition, what began as a crude oversupply situation that drove prices downward morphed into fears over weakening demand growth, adding yet more kindling to the market bonfire of global growth concerns. All of this coupled with the unwillingness of many market participants to hold risk into year-end created a perfect storm for the leveraged loan asset class.

Leveraged loan issuance in the second half of 2018 weakened a bit from the torrid pace of the year prior, but CLO issuance remained relatively resilient until December. However, the more important story of late 2018 was the acceleration in loan retail outflows. Amidst the broader market volatility, leveraged loans witnessed some of the largest retail outflows on record during the fourth quarter, with nearly $15 billion exiting during the period from Thanksgiving through the end of the year. As a result, the average loan price for the Index ended the period at 93.84, which compares to 98.05 at the end of June 2018 and the 98.43 average price for the first ten months of the year. On a trailing 12-month basis, the headline leveraged loan default environment improved somewhat to 1.63% from 1.99% at mid-year, but this figure was still inflated by the well-telegraphed iHeart default in March. Excluding iHeart, the trailing default rate remains very low at 1.02%, well below the historical average of 3.1%. Thus, the default environment remains relatively benign and we do not expect that to change substantially during the near-term.

We continue to follow an investment approach centered on a diverse set of loan opportunities complemented by a selection of higher conviction credits and special situations, all of which is supported by a deep fundamental approach to valuation. As an enhancement to the core loan portfolio, the Fund also maintains exposure to floating rate CLO debt, which we believe is an investment adjacency and takes advantage of the manager’s extensive knowledge of the secondary CLO market. This asset class provides the Fund with exposure to additional assets whose risk may be mispriced by the market. Although the leveraged loan opportunity set improved into the end of the year with the sell-off, the Fund has maintained marginally increased exposure to CLO debt, where relative values have been more attractive in some instances. The Fund also continues to explore other differentiated opportunities that we believe will enhance its long-term return potential. One such opportunity was the Fund’s investment in the participating preferred equity of Creek Pine Holdings, LLC during the third quarter. The assets of Creek Pine consist of approximately 1.1 million acres of timberlands located primarily in East Texas that were purchased at a material discount to other transactions in the area.

As we look forward into 2019, we remain constructive on the leveraged loan asset class. As early as last September/October, many economists were forecasting the Fed to raise interest rates three to four times in 2019. Now, many expect that the Fed will not move at all this year. We agree that the Fed is “listening” more to the market and is likely to be cautious with its interest rate path, especially as the U.S.-China negotiations continue. However, we do not believe that we need to see continued interest rate hikes for leveraged loans to work in this environment. Periods of broader market volatility are likely to persist during the near-term, but we do not believe that a recession is imminent. Further stabilization in the markets (via improved confidence in the Fed and/or resolution on the China trade front) should benefit loans as well. With average loan prices beginning the year in 95 context, a coupon level return of around 6% could be achievable. Default rates remain low, and without increased economic softness, rates should remain relatively low in the near-term. Furthermore, we believe that CLO demand (while down from last year’s levels) will provide technical support for leveraged loans despite a potentially wavering retail investor.

As we think about positioning into this later cycle dynamic, we believe that opportunities will be defined around more idiosyncratic opportunities within leveraged loans. Whereas 2018 could be considered largely a beta year (a rising tide lifting all boats), the opportunities in 2019 may favor a more active approach to investment management. The Fund remains focused on investing in issuers with reasonable capital structures that we believe to be undervalued and that have the ability to continue generating free cash flow even in a declining economic growth environment. In addition to the Fund’s predominant loan portfolio, we believe that its continued allocation to CLO debt and certain special situations will provide further opportunities to outperform the Index over time.

We thank you for your continued support and investment in the Fund.

Annual Report	1

CONSOLIDATED FUND PROFILE (unaudited)

Highland Floating Rate Opportunities Fund

Objective

Highland Floating Rate Opportunities Fund seeks to provide a high level of current income, consistent with preservation of capital.

Net Assets as of December 31, 2018

$1,026.2 million

Portfolio Data as of December 31, 2018

The information below provides a snapshot of Highland Floating Rate Opportunities Fund at the end of the reporting period. Highland Floating Rate Opportunities Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 12/31/2018 (%)(1)(2)

BBB	2.2
BB	24.4
B	51.4
CCC	7.3
C	0.1
Not Rated	14.6

Sectors as of 12/31/2018 (%)(2)(3)

Financial	27.8
Real Estate	25.8
Healthcare	13.8
Information Technology	11.9
Service	9.7

Top 10 Holdings as of 12/31/2018 (%)(2)(3)

Creek Pine Holdings, LLC 10.25% (Preferred Stock)	18.4
EDS Legacy Partners, VAR LIBOR USD 3 Month+2.750%, 12/14/2023 (U.S. Senior Loans)	5.6
Metro-Goldwyn-Mayer, Inc (Common Stocks)	4.0
Ditech Holding Corporation (fka Walter Investment Management Corp.), Tranche B Term Loan, VAR LIBOR USD 3 Month+6.000%, 6/30/2022 (U.S. Senior Loans)	2.6
Jernigan Capital, Inc. 7.00% cash/7.00% PIK (Preferred Stock)	2.5
CCS Medical, Inc., Term Loan, 5/31/2019 (U.S. Senior Loans)	2.4
84 Lumber Company, Term Loan B-1, VAR LIBOR USD 3 Month+5.250%, 10/25/2023 (U.S. Senior Loans)	2.4
USS Ultimate Holdings, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 8/25/2024 (U.S. Senior Loans)	2.3
Envision Healthcare Corporation, Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 10/10/2025 (U.S. Senior Loans)	2.3
Surgery Center Holdings, Inc. Term Loan B VAR, LIBOR USD 3 Month+3.250%, 9/2/2024 (U.S. Senior Loans)	2.2

(1)

Quality is calculated as a percentage of total credit instruments held by the portfolio. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

2	Annual Report

CONSOLIDATED INVESTMENT PORTFOLIO

As of December 31, 2018	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 85.8%

AEROSPACE - 1.4%
10,384,365	Accudyne Industries Borrower S.C.A. /Accudyne Industries, LLC (fka Silver II US Holdings, LLC), Initial Term Loan, VAR LIBOR USD 3 Month + 3.000%, 08/18/24	9,880,723
4,815,943	Transdigm Inc., Term Loan E, VAR LIBOR USD 3 Month + 2.500%, 05/30/25	4,557,856

		14,438,579

COMMERCIAL SERVICES - 3.7%
10,178,974	American Traffic Solutions, Inc., VAR LIBOR USD 3 Month + 3.750%, 02/28/25	9,949,947
14,017,871	EmployBridge LLC, 2018 Refinancing Term Loan, VAR LIBOR USD 3 Month + 4.500%, 04/18/25	13,784,193
5,725,962	Filtration Group Corporation, Initial Dollar Term Loan, VAR LIBOR USD 3 Month + 3.000%, 03/29/25	5,539,868
8,608,583	Fort Dearborn Holding Company, Inc., Initial Term Loan, VAR LIBOR USD 3 Month + 4.000%, 10/19/23	8,113,589

		37,387,597

COMMUNICATION SERVICES - 2.4%
28,571,429	iHeartCommunications, Inc., Tranche D Term Loan (b)	19,325,429
5,478,307	TerreStar Corporation, Term Loan D, 11.000% PIK 02/27/20 (c)(e)	5,472,828

		24,798,257

CONSUMER DISCRETIONARY - 6.0%
9,528,000	Flexera Software LLC, Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 3.250%, 02/26/25	9,213,576
11,352,935	Laureate Education Inc, Term Loan B, VAR LIBOR USD 3 Month + 3.500%, 04/26/24	11,159,935
13,684,682	Truck Hero, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 3.750%, 04/22/24	13,277,015
4,076,667	Truck Hero, Inc., Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month + 8.250%, 04/21/25	4,015,517
24,474,366	USS Ultimate Holdings, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 3.750%, 08/25/24	23,882,820

		61,548,863

Principal Amount ($)		Value ($)

CONSUMER PRODUCTS - 2.1%
3,349,411	Dayco Products, LLC, Term Loan B, VAR LIBOR USD 3 Month + 4.250%, 05/19/23	3,282,423
19,068,966	KIK Custom Products, Inc., Initial Term Loan, VAR LIBOR USD 3 Month + 4.000%, 05/15/23	18,044,104

		21,326,527

ENERGY - 3.8%
4,604,230	Fieldwood Energy LLC, Closing Date Loan, 1st Lien, VAR LIBOR USD 3 Month + 5.250%, 04/11/22	4,333,755
15,904,030	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 3 Month + 7.250%, 04/11/23	14,043,259
21,005,505	Traverse Midstream Partners LLC, Term Loan, VAR LIBOR USD 3 Month + 4.000%, 09/27/24	20,217,799

		38,594,813

FINANCIAL - 5.8%
9,950,000	BCP Renaissance Parent LLC, Term Loan B, VAR LIBOR USD 3 Month + 3.500%, 10/31/24	9,709,956
30,139,187	Ditech Holding Corporation (fka Walter Investment Management Corp.), Tranche B Term Loan, VAR LIBOR USD 3 Month + 6.000%, 06/30/22 (b)	26,170,760
1,304,348	Edelman Financial Group (The), Term Loan, 2nd Lien, VAR LIBOR USD 3 Month + 6.750%, 07/20/26	1,245,652
10,747,658	Hub International Limited, Initial Term Loan, VAR LIBOR USD 3 Month + 2.750%, 04/25/25	10,178,408
9,300,263	Ocwen Loan Servicing, LLC, Restatement Effective Date Term Loan, VAR LIBOR USD 3 Month + 5.000%, 12/07/20	9,160,759
2,979,542	Russell Investments, Term Loan B, VAR LIBOR USD 3 Month + 3.250%, 06/01/23	2,917,820

		59,383,355

GAMING/LEISURE (b)(c)(e) - 1.0%
22,925,890	Ginn-LA CS Borrower LLC, Tranche A Term Loan Credit-Linked Deposit, 1st Lien	—
49,138,954	Ginn-LA CS Borrower LLC, Tranche B Term Loan, 1st Lien	—
12,503,460	LLV Holdco, LLC, Revolving Exit Loan (d)	10,002,768

		10,002,768

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	3

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2018	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

HEALTHCARE - 11.8%
2,722,362	American Renal Holdings Inc., Term Loan B, VAR LIBOR USD 3 Month + 3.250%, 06/21/24	2,667,915
13,819,444	BW NHHC Holdco Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 5.000%, 05/15/25	13,543,056
52,022,417	CCS Medical, Inc., Term Loan, 05/31/19 (c)(d)(e)	24,398,513
25,000,000	Envision Healthcare Corporation, Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 3.750%, 10/10/25	23,366,000
9,233,654	Quorum Health Corporation, Term Loan, VAR LIBOR USD 3 Month + 6.750%, 04/29/22	9,182,869
9,200,154	Radnet Management, Inc., Term Loan B-1, 1st Lien, VAR LIBOR USD 3 Month + 3.750%, 06/30/23	9,108,152
1,777,778	Sound Inpatient Physicians Holdings LLC, 2nd Lien, VAR LIBOR USD 3 Month + 6.750%, 06/26/26	1,720,000
23,366,145	Surgery Center Holdings, Inc. Term Loan B, VAR LIBOR USD 3 Month + 3.250%, 09/02/24	22,329,389
2,375,000	U.S. Renal Care, Inc., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month + 8.000%, 12/29/23	2,280,000
12,612,676	Vyaire Medical, Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 4.750%, 04/16/25	11,918,979

		120,514,873

HOUSING - 3.6%
24,088,706	84 Lumber Company, Term Loan B-1, VAR LIBOR USD 3 Month + 5.250%, 10/25/23	23,847,819
14,366,022	Builders FirstSource, Inc., Refinancing Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 3.000%, 02/29/24	13,524,604
1,743,503	Nevada Land Group LLC, Initial Term Loan, 1st Lien, (b)(c)(d)	—

		37,372,423

INDUSTRIALS - 4.1%
18,214,998	Hayward Industries, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 3.500%, 08/05/24	17,569,824
8,378,651	Omnimax International, Inc., Unsecured Term Loan, 14.000% PIK, 02/06/21 (c)(e)	8,269,728

Principal Amount ($)		Value ($)

INDUSTRIALS (continued)
6,284,211	Pisces Midco, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 3.750%, 04/12/25	5,750,053
4,000,000	PSC Industrial Holdings Corp., Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month + 8.500%, 10/11/25	3,930,000
6,996,466	PSC Industrial Holdings Corp., Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 3.750%, 10/11/24	6,839,046

		42,358,651

INFORMATION TECHNOLOGY - 11.9%
12,268,310	Avaya Inc., Tranche B Term Loan, VAR LIBOR USD 3 Month + 4.250%, 12/15/24	11,877,258
57,000,000	EDS Legacy Partners, VAR LIBOR USD 3 Month + 2.750%, 12/14/23 (c)(d)(e)	57,000,000
10,000,000	Intermedia Holdings, Inc., New Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 6.000%, 07/21/25	9,987,500
3,557,938	Kronos Incorporated, Incremental Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 3.000%, 11/01/23	3,392,636
4,800,000	Kronos Incorporated, Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month + 8.250%, 11/01/24	4,760,256
16,510,336	Neustar, Inc., Term Loan B4, VAR LIBOR USD 3 Month + 3.500%, 08/08/24	15,911,836
19,956,548	Procera Networks, Inc., Initial Term Loan, VAR LIBOR USD 3 Month + 4.500%, 10/31/25	19,557,417

		122,486,903

MANUFACTURING - 1.6%
8,617,074	VC GB Holdings, Inc., Refinancing Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 3.250%, 02/28/24	8,186,220
8,654,248	VC GB Holdings, Inc., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month + 8.000%, 02/28/25	8,524,434

		16,710,654

METALS/MINERALS - 1.5%
15,297,054	MacDermid Inc. (Platform Specialty Products Corporation), Tranche B-6 Term Loan, VAR LIBOR USD 3 Month + 3.000%, 06/07/23	15,211,008

4	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2018	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

REAL ESTATE - 2.1%
1,200,000	Bridgeview Louetta LLC, Mezzanine Term Loan, VAR LIBOR USD 3 Month + 8.000%, 08/04/21 (c)(e)	1,228,016
9,230,769	Forest City Enterprises, L.P., Initial Term Loan, VAR LIBOR USD 3 Month + 4.000%, 12/08/25	9,038,446
12,000,000	Specialty Building Products Holdings, LLC, Initial Term Loan (2018), VAR LIBOR USD 3 Month + 5.750%, 10/01/25	11,640,000

		21,906,462

RETAIL - 8.1%
18,781,315	Academy, Ltd., Initial Term Loan, VAR LIBOR USD 3 Month + 4.000%, 07/01/22	12,622,641
12,698,413	Dealer Tire, LLC, Initial Term Loan, VAR LIBOR USD 3 Month + 5.500%, 12/12/25	12,126,984
1,178,368	General Nutrition Centers, Inc., FILO Term Loan, VAR LIBOR USD 3 Month + 7.000%, 12/31/22	1,171,492
12,632,772	General Nutrition Centers, Inc., Tranche B-2 Term Loan, VAR LIBOR USD 3 Month + 9.250%, 03/04/21	11,780,059
11,464,021	Jo-Ann Stores, LLC, Initial Loan, 1st Lien, VAR LIBOR USD 3 Month + 5.000%, 10/20/23	10,962,470
9,604,167	Jo-Ann Stores, LLC, Initial Loan, 2nd Lien, VAR LIBOR USD 3 Month + 9.250%, 05/21/24	9,328,047
14,888,990	Men’s Wearhouse, Inc. (The), Tranche B-2 Term Loan, VAR LIBOR USD 3 Month + 3.250%, 04/09/25	14,386,487
4,430,233	Neiman Marcus Group Ltd. LLC, Other Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 3.250%, 10/25/20	3,758,787
14,501,733	Toys ‘R’ Us-Delaware, Inc., Term Loan B-4 (b)	7,178,358

		83,315,325

SERVICE - 9.6%
6,720,688	Advantage Sales & Marketing Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 3.250%, 07/23/21	5,970,189
2,194,605	Advantage Sales & Marketing Inc., Term Loan B2, 1st Lien, VAR LIBOR USD 3 Month + 3.250%, 07/23/21	1,951,366

Principal Amount ($)		Value ($)

SERVICE (continued)
13,710,000	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month + 6.500%, 07/25/22	10,859,485
18,521,236	Canyon Valor Companies, Inc. (fka GTCR Valor Companies, Inc.), Initial Dollar Term Loan, VAR LIBOR USD 3 Month + 2.750%, 06/16/23	17,868,363
17,131,141	CSC SW Holdco, Inc. (fka CSC Serviceworks, Inc.), Term Loan B-1, 1st Lien, VAR LIBOR USD 3 Month + 3.250%, 11/14/22	16,394,502
6,020,590	EnergySolutions, LLC (aka Envirocare of Utah, LLC), Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 3.750%, 05/09/25	5,599,149
14,628,466	Parexel International, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month + 2.750%, 09/27/24	13,330,190
12,613,201	USI, Inc. (fka Compass Investors Inc.), 2017 New Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 3.000%, 05/16/24	11,935,242
14,630,000	Weight Watchers International, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 4.750%, 11/29/24	14,501,987

		98,410,473

TRANSPORTATION - 1.3%
2,182,139	Capital Automotive L.P., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month + 6.000%, 03/24/25	2,161,692
11,790,921	Gruden Acquisition, Inc., Incremental Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 5.500%, 08/18/22	11,574,735

		13,736,427

UTILITIES - 4.0%
10,159,152	Eastern Power, LLC (Eastern Covert Midco, LLC), Term Loan, VAR LIBOR USD 3 Month + 3.750%, 10/02/23	9,959,118
2,319,304	Granite Acquisition, Inc., Term Loan B, 2nd Lien, VAR LIBOR USD 3 Month + 7.250%, 12/19/22	2,271,758
17,340,832	Lightstone Holdco LLC, Refinancing Term Loan B, VAR LIBOR USD 3 Month + 3.750%, 01/30/24	16,459,397
931,364	Lightstone Holdco LLC, Refinancing Term Loan C, VAR LIBOR USD 3 Month + 3.750%, 01/30/24	884,023

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	5

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2018	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

UTILITIES (continued)
11,567,253	Pike Corporation, Initial Term Loan, VAR LIBOR USD 3 Month + 3.500%, 03/23/25	11,357,596
59,127,210	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan, (f)	147,818

		41,079,710

	Total U.S. Senior Loans (Cost $1,023,714,658)	880,583,668

Foreign Denominated or Domiciled Senior Loans (a) - 5.4%

CANADA - 2.8%
14,437,500	Bausch Health Companies Inc. (fka Valeant Pharmaceuticals International, Inc.), Initial Term Loan, VAR LIBOR USD 3 Month + 3.000%, 06/02/25	13,829,970
12,468,750	NorthRiver Midstream Finance L.P., Initial Term Loan B, 1st Lien, VAR LIBOR USD 3 Month + 3.250%, 10/01/25	12,203,789
2,559,232	Titan Acquisition Limited, Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month + 3.000%, 03/28/25	2,354,494

		28,388,253

LUXEMBOURG - 2.6%
7,758,621	Auris LuxCo (aka Sivantos Group), Term Loan B, 1st Lien, VAR LIBOR USD 3 Month + 3.750%, 07/24/25	7,579,241
20,000,000	Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan, VAR LIBOR USD 3 Month + 3.750%, 11/27/23	19,451,800

		27,031,041

	Total Foreign Denominated or Domiciled Senior Loans (Cost $57,008,555)	55,419,294

Collateralized Loan Obligations (g) - 22.0%
7,000,000	Acis CLO, Ltd., Series 2014-5A, Class D VAR LIBOR USD 3 Month + 4.340%, 7.15%, 11/1/2026 (h)(i)	6,662,833
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class E VAR LIBOR USD 3 Month + 5.490%, 8.30%, 5/1/2027 (h)(i)	6,572,367
14,750,000	Acis CLO, Ltd., Series 2014-4A, Class E VAR LIBOR USD 3 Month + 4.800%, 7.61%, 5/1/2026 (h)(i)	12,353,125
4,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR LIBOR USD 3 Month + 4.750%, 7.56%, 2/1/2026 (h)(i)	3,408,400
750,000	Acis CLO, Ltd., Series 2014-4A, Class D VAR LIBOR USD 3 Month + 3.100%, 5.91%, 5/1/2026 (i)	695,119
1,000,000	Acis CLO, Ltd., Series 2015-6A, Class D VAR LIBOR USD 3 Month + 3.770%, 6.58%, 5/1/2027 (h)(i)	945,000

Principal Amount ($)		Value ($)
1,400,000	Apidos CLO XII, Series 2018-12A, Class ER VAR LIBOR USD 3 Month + 5.400%, 8.21%, 4/15/2031 (i)	1,247,820
4,250,000	Apidos CLO XVIII, Series 2018-18A, Class F VAR LIBOR USD 3 Month + 8.080%, 10.89%, 10/22/2030 (i)	3,862,825
2,000,000	Ares XXXIII CLO, Ltd., Series 2015-1A, Class D VAR LIBOR USD 3 Month + 6.230%, 9.04%, 12/5/2025 (i)	1,921,000
5,000,000	Atlas Senior Loan Fund V, Ltd., Series 2017-1A, Class ER2 VAR LIBOR USD 3 Month + 6.980%, 9.79%, 7/16/2029 (i)	4,691,667
6,500,000	BlueMountain CLO, Ltd., Series 2018- 3A, Class ER VAR LIBOR USD 3 Month + 8.080%, 10.89%, 4/20/2031 (i)	5,545,150
3,000,000	BlueMountain CLO, Ltd., Series 2018- 2A, Class ER2 VAR LIBOR USD 3 Month + 6.000%, 8.81%, 10/20/2030 (i)	2,670,000
4,500,000	Carlyle Global Market Strategies CLO, Ltd., Series 2018-4RA, Class D VAR LIBOR USD 3 Month + 5.650%, 8.46%, 7/15/2030 (i)	3,988,800
2,750,000	Catamaran CLO, Ltd., Series 2015-1A, Class E VAR LIBOR USD 3 Month + 5.150%, 7.96%, 4/22/2027 (i)	2,440,625
3,000,000	Catamaran CLO, Ltd., Series 2014-2A, Class D VAR LIBOR USD 3 Month + 4.850%, 7.66%, 10/18/2026 (h)(i)	2,794,500
8,029,000	Catamaran CLO, Ltd., Series 2017-1A, Class DR VAR LIBOR USD 3 Month + 6.780%, 9.59%, 4/22/2030 (i)	7,320,039
7,250,000	Cathedral Lake CLO, Ltd., Series 2013- 1A, Class DR VAR LIBOR USD 3 Month + 7.250%, 10.06%, 10/15/2029 (i)	6,927,375
1,125,000	CENT CLO, Ltd., Series 2018-28A, Class D VAR LIBOR USD 3 Month + 6.170%, 8.98%, 11/7/2030 (i)	1,005,188
1,825,000	CFIP CLO, Ltd., Series 2017-1A, Class ER VAR LIBOR USD 3 Month + 6.600%, 9.41%, 7/13/2029 (i)	1,735,393
1,500,000	CFIP CLO, Ltd., Series 2013-1A, Class ER VAR LIBOR USD 3 Month + 6.650%, 9.46%, 4/20/2029 (i)	1,367,505
3,000,000	CIFC Funding, Ltd., Series 2018-4RA, Class E VAR LIBOR USD 3 Month + 8.000%, 10.81%, 10/17/2030 (i)	2,751,000
4,000,000	Covenant Credit Partners CLO III, Series 2017-1A, Class F VAR LIBOR USD 3 Month + 7.950%, 10.39%, 10/15/2029 (i)	3,300,000
4,000,000	CVP Cascade CLO, Ltd., Series 2014-2A, Class D VAR LIBOR USD 3 Month + 4.800%, 7.61%, 7/18/2026 (i)	3,697,500

6	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2018	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
6,000,000	CVP Cascade CLO, Ltd., Series 2014-2A, Class C VAR LIBOR USD 3 Month + 3.800%, 6.61%, 7/18/2026 (h)(i)	5,685,000
3,250,000	ECP CLO, Ltd., Series 2018-7A, Class DR VAR LIBOR USD 3 Month + 5.900%, 8.71%, 4/22/2030 (i)	2,901,600
1,300,000	Flagship VII, Ltd., Series 2014-7A, Class E VAR LIBOR USD 3 Month + 4.750%, 7.56%, 1/20/2026 (i)	1,144,000
5,500,000	Galaxy XV CLO, Ltd., Series 2017-15A, Class ER VAR LIBOR USD 3 Month + 6.645%, 9.46%, 10/15/2030 (i)	5,300,625
5,450,000	Galaxy XXVI CLO, Ltd., Series 2018-26A, Class F VAR LIBOR USD 3 Month + 8.000%, 10.81%, 11/22/2031 (i)	4,659,750
1,000,000	Galaxy XXVI CLO, Ltd., Series 2018-26A, Class E VAR LIBOR USD 3 Month + 5.850%, 8.66%, 11/22/2031 (i)	990,000
2,500,000	Galaxy XXVII CLO, Ltd., Series 2018- 27A, Class E VAR LIBOR USD 3 Month + 5.780%, 8.59%, 5/16/2031 (i)	2,106,250
10,500,000	GoldenTree Loan Opportunities IX, Ltd., Series 2018-9A, Class FR2 VAR LIBOR USD 3 Month + 7.640%, 10.45%, 10/29/2029 (i)	10,080,000
9,000,000	Greywolf CLO II, Ltd., Series 2017-1A, Class DR VAR LIBOR USD 3 Month + 6.350%, 9.16%, 10/15/2029 (h)(i)	8,390,925
1,000,000	Greywolf CLO IV, Ltd., Series 2014-2A, Class E VAR LIBOR USD 3 Month + 6.650%, 9.46%, 1/17/2027 (i)	904,225
2,200,000	Harbourview CLO VII, Series 2018-7RA, Class E VAR LIBOR USD 3 Month + 6.100%, 8.91%, 7/18/2031 (i)	1,951,400
6,000,000	Jay Park CLO, Ltd., Series 2018-1A, Class ER VAR LIBOR USD 3 Month + 7.350%, 10.16%, 10/20/2027 (i)	5,580,000
3,000,000	JFIN CLO, Ltd., Series 2013-1I, Class E VAR LIBOR USD 3 Month + 6.000%, 8.81%, 1/20/2025	2,497,500
7,221,070	JMP Credit Advisors CLO, Ltd., Series 2018-1A, Class SSUB VAR LIBOR USD 3 Month + 6.900%, 9.71%, 7/17/2030 (h)(i)	6,715,595
6,200,000	KVK CLO, Ltd., Series 2018-1A, Class E VAR LIBOR USD 3 Month + 5.850%, 8.66%, 5/20/2029 (i)	5,595,500
1,750,000	Madison Park Funding XV, Ltd., Series 2017-15A, Class DR VAR LIBOR USD 3 Month + 5.440%, 8.25%, 1/27/2026 (i)	1,723,750

Principal Amount ($)		Value ($)
490,000	Magnetite VII, Ltd., Series 2018-7A, Class ER2 VAR LIBOR USD 3 Month + 6.500%, 9.31%, 1/15/2028 (i)	392,000
8,000,000	Marathon CLO, Ltd., Series 2018-8A, Class CR VAR LIBOR USD 3 Month + 3.600%, 6.41%, 10/18/2031 (i)	7,609,200
2,000,000	MP CLO IV, Ltd., Series 2017-2A, Class ERR VAR LIBOR USD 3 Month + 7.000%, 9.81%, 7/25/2029 (i)	1,869,772
4,075,000	Nassau, Ltd., Series 2017-IA, Class D VAR LIBOR USD 3 Month + 6.180%, 8.99%, 10/15/2029 (i)	3,896,161
3,000,000	Neuberger Berman CLO XVIII, Ltd., Series 2018-18A, Class DR2 VAR LIBOR USD 3 Month + 5.920%, 8.73%, 10/21/2030 (i)	2,640,000
3,000,000	Neuberger Berman CLO XX, Ltd., Series 2017-20A, Class FR VAR LIBOR USD 3 Month + 7.250%, 10.06%, 1/15/2028 (i)	2,737,300
1,000,000	Palmer Square CLO, Ltd., Series 2017- 1A, Class DR VAR LIBOR USD 3 Month + 6.200%, 9.01%, 5/21/2029 (i)	970,000
5,150,000	Saranac CLO III, Ltd., Series 2018-3A, Class ER VAR LIBOR USD 3 Month + 7.500%, 10.31%, 6/22/2030 (i)	4,767,183
7,000,000	TICP CLO I-2, Ltd., Series 2018-IA, Class D VAR LIBOR USD 3 Month + 5.770%, 8.58%, 4/26/2028 (i)	6,411,650
4,150,000	TICP CLO III-2, Ltd., Series 2018-3R, Class F VAR LIBOR USD 3 Month + 7.980%, 10.79%, 4/20/2028 (i)	3,742,885
4,200,000	TICP CLO XII, Ltd., Series 2018-12A, Class E VAR LIBOR USD 3 Month + 5.500%, 8.31%, 1/15/2031 (i)	4,137,000
2,000,000	Trinitas CLO III, Ltd., Series 2015-3A, Class E VAR LIBOR USD 3 Month + 5.250%, 8.06%, 7/15/2027 (i)	1,650,000
2,000,000	Trinitas CLO IX, Ltd., Series 2018-9A, Class E VAR LIBOR USD 3 Month + 6.250%, 9.06%, 1/20/2032 (i)	1,770,000
7,575,000	Venture XIII CLO, Ltd., Series 2017-13A, Class ER VAR LIBOR USD 3 Month + 6.750%, 9.56%, 9/10/2029 (i)	7,260,259
3,600,000	Voya CLO, Ltd., Series 2017-2A, Class DR VAR LIBOR USD 3 Month + 6.300%, 9.11%, 4/17/2030 (i)	3,227,400
2,850,000	Voya CLO, Ltd., Series 2018-2A, Class ER VAR LIBOR USD 3 Month + 7.850%, 10.66%, 4/25/2031 (i)	2,508,000
3,950,000	Wellfleet CLO, Ltd., Series 2018-2A, Class DR VAR LIBOR USD 3 Month + 5.500%, 8.31%, 10/20/2028 (i)	3,871,000

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	7

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2018	Highland Floating Rate Opportunities Fund

Principal Amount ($)/Shares		Value ($)

Collateralized Loan Obligations (continued)
6,000,000	Z Capital Credit Partners CLO, Ltd., Series 2015-1A, Class E VAR LIBOR USD 3 Month + 5.970%, 8.78%, 7/16/2027 (h)(i)	5,455,980
2,000,000	Zais CLO 3, Ltd., Series 2018-3A, Class DR VAR LIBOR USD 1 Month + 6.910%, 9.41%, 7/15/2031 (i)	1,590,000
4,250,000	Zais CLO 7, Ltd., Series 2017-2A, Class E VAR LIBOR USD 3 Month + 7.150%, 9.96%, 4/15/2030 (i)	3,850,571
2,000,000	Zais CLO 8, Ltd., Series 2018-1A, Class E VAR LIBOR USD 3 Month+5.250%, 8.06%, 4/15/2029 (i)	1,780,000

	Total Collateralized Loan Obligations (Cost $ 245,215,303)	226,265,712

Preferred Stock - 22.0%

REAL ESTATE - 22.0%
645,161	Braemar Hotels & Resorts, Inc., REIT 5.50% (j)	11,198,834
180,008	Creek Pine Holdings, LLC REIT 10.25% (c)(e)	189,057,352
22,500	Jernigan Capital, Inc., REIT 7.00% cash/7.00% PIK (c)(e)	25,248,211

	Total Preferred Stock (Cost $ 212,508,333)	225,504,397

Common Stocks - 8.6%

COMMUNICATION SERVICES (c)(e)(k) - 0.7%
27,134	TerreStar Corporation	7,566,587

ENERGY - 0.6%
167,419	Fieldwood Energy LLC	6,361,922
1,118,286	Value Creation, Inc. (c)	1

		6,361,923

GAMING/LEISURE (c)(d)(e) - 0.0%
44	LLV Holdco LLC - Litigation Trust Units	—
34,512	LLV Holdco LLC - Series A, Membership Interest	—
436	LLV Holdco LLC - Series B, Membership Interest	—

		—

HEALTHCARE (c)(d) - 0.0%
207,031	CCS Medical Inc.	—

HOUSING (c)(e) - 0.0%
1,648,350	Westgate Investments LLC	—

INDUSTRIALS (l) - 0.3%
250,627	Remington Outdoor Co., Inc.	2,443,613

INFORMATION TECHNOLOGY (l)(m) - 0.0%
117	Avaya Holdings Corp.	1,704

MATERIALS - 1.2%
299,032	MPM Holdings, Inc. (l)	9,419,508

Shares/Principal Amount ($)		Value ($)

MATERIALS (continued)
14,621	Omnimax International, Inc. (c)(e)	2,844,759

		12,264,267

MEDIA - 4.1%
10,939,879	Gambier Bay LLC (c)(d)(e)	1,258,086
502,161	Metro-Goldwyn-Mayer, Inc (k)	41,009,983

		42,268,069

REAL ESTATE - 1.7%
1,291,881	Allenby (c)(d)(e)	1
8,698,220	Claymore (c)(d)(e)	9
31,232	Jernigan Capital, Inc. REIT	619,018
802,563	NFRO REIT SUB, LLC (c)(d)(e)	17,207,025

		17,826,053

UTILITIES (c)(e) - 0.0%
10,378	Entegra TC LLC	—

	Total Common Stocks (Cost $ 360,607,997)	88,732,216

Corporate Bonds & Notes - 1.2%

ENERGY (b) - 0.1%
15,600,000	Ocean Rig UDW, Inc. (c)(e)(i)	1,076,400
5,000,000	Rex Energy Corp.	73,500

		1,149,900

INDUSTRIALS - 0.1%
7,500,000	American Airlines	1,273,849

INFORMATION TECHNOLOGY (b)(e) - 0.0%
4,571,000	Avaya, Inc.	—

UTILITIES (b) - 1.0%
13,753,863	Bruce Mansfield Unit 1 2007 Pass Through Trust	10,040,320
20,000,000	Texas Competitive Electric Holdings Co., LLC (f)	80,000
8,000,000	Texas Competitive Electric Holdings Co., LLC (f)	32,000

		10,152,320

	Total Corporate Bonds & Notes (Cost $ 23,417,062)	12,576,069

Registered Investment Company - 0.8%
427,345	NexPoint Strategic Opportunities Fund (d)(j)	8,516,986

	Total Registered Investment Company (Cost $ 9,692,243)	8,516,986

Warrants - 0.1%

ENERGY (l) - 0.0%
5,801	Arch Coal, Inc., Expires 10/09/2023	214,637

GAMING/LEISURE (c)(d)(e)(l) - 0.0%
1,834	LLV Holdco LLC - Series C, Membership Interest	—
2,522	LLV Holdco LLC - Series D, Membership Interest	—

8	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2018	Highland Floating Rate Opportunities Fund

Units/Shares		Value ($)

Warrants (continued)

GAMING/LEISURE (continued)
2,819	LLV Holdco LLC - Series E, Membership Interest	—
3,172	LLV Holdco LLC - Series F, Membership Interest	—
3,594	LLV Holdco LLC - Series G, Membership Interest	—

		—

INDUSTRIALS (l) - 0.1%
453	Omnimax Holdings, Inc., Expires 12/31/2049 (c)(e)	88,054
178,140	Remington Outdoor Co., Inc.	155,873

		243,927

INFORMATION TECHNOLOGY (c)(e)(l) - 0.0%
18,641	Avaya, Inc.	51,729

	Total Warrants (Cost $290,959)	510,293

Rights - 0.1%

UTILITIES - 0.1%
1,117,866	Texas Competitive Electric Holdings Co., LLC (l)	827,221

	Total Rights (Cost $3,882,035)	827,221

Claims (n) - 0.0%

COMMUNICATION SERVICES - 0.0%
3,791,858	Lehman Brothers Commercial Paper LCPI Claim Facility (b)(c)(l)	52,138

	Total Claims (Cost $1,814,883)	52,138

Cash Equivalents - 1.7%

MONEY MARKET FUND (o) - 1.7%
17,305,100	State Street Institutional U.S. Government Money Market Fund, Premier Class 2.170%	17,305,100

	Total Cash Equivalents (Cost $17,305,100)	17,305,100

Total Investments - 147.7%		1,516,293,094

(Cost $1,955,457,128)
Other Assets & Liabilities, Net - (47.7)%		(489,881,576)

Net Assets - 100.0%		1,026,411,518

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of December 31, 2018, the LIBOR USD 1 Month, LIBOR USD 3 Month and LIBOR USD 6 Month rates were 2.50%, 2.81% and 2.88%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.
(b)	The issuer is, or is in danger of being, in default of its payment obligation.
(c)

Securities with a total aggregate value of $350,822,205, or 34.2% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)	Affiliated issuer. Assets with a total aggregate market value of $118,383,388, or 11.5% of net assets, were affiliated with the Fund as of December 31, 2018.
(e)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $350,770,066, or 34.2% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2018. Please see Notes to Investment Portfolio.

(f)	Represents value held in escrow pending future events. No interest is being accrued.
(g)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect December 31, 2018. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.50% and 3 months equal to 2.81%.

(h)	As of December 31, 2018, investments with a total aggregate value of $58,983,725 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(i)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2018, these securities amounted to $224,844,612 or 21.9% of net assets.

(j)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $19,584,723.
(k)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn- Mayer, Inc.	Common Stocks	12/20/2010	$21,845,688	$41,009,983	4.0%
TerreStar Corporation	Common Stocks	3/16/2018	$3,093,276	$7,566,587	0.7%

(l)	Non-income producing security.
(m)

Securities (or a portion of securities) on loan. As of December 31, 2018, the market value of securities loaned was $1,704. The loaned securities were secured with cash and securities collateral of $1,755. Collateral is calculated based on prior day’s prices.

(n)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc.UK Branch.
(o)	Rate shown is 7 day effective yield.

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	9

CONSOLIDATED INVESTMENT PORTFOLIO (concluded)

As of December 31, 2018	Highland Floating Rate Opportunities Fund

Foreign Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Healthcare	2.1%
Communication Services	1.9%
Oil & Gas	1.2%
Service	0.2%

5.4%

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the period ended December 31, 2018 was $45,495,028 at a weighted average interest rate of 4.00%. The Fund had $3,768 of cash pledged as collateral as of December 31, 2018.

Reverse Repurchase Agreements outstanding as of December 31, 2018 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNP	Acis CLO, Ltd., Series 2014-3A, Class E, VAR LIBOR USD 3 Month + 4.750%, 7.56%, 2/1/2026	3.92975	10/26/2018	1/24/2019	$(2,936,973)	$(4,000,000)	$(2,908,400)
BNP	Acis CLO, Ltd., Series 2014-4A, Class E, VAR LIBOR USD 3 Month + 4.800%, 7.61%, 5/1/2026	3.92975	10/26/2018	1/24/2019	(2,582,222)	(3,500,000)	(2,557,100)
BNP	Acis CLO, Ltd., Series 2014-4A, Class E, VAR LIBOR USD 3 Month + 4.800%, 7.61%, 5/1/2026	3.92975	10/26/2018	1/24/2019	(8,302,271)	(11,250,000)	(8,221,500)
BNP	Acis CLO, Ltd., Series 2014-5A, Class D, VAR LIBOR USD 3 Month + 4.340%, 7.15%, 11/1/2026	3.62975	10/26/2018	1/24/2019	(5,741,230)	(7,000,000)	(5,689,600)
BNP	Acis CLO, Ltd., Series 2015-6A, Class E, VAR LIBOR USD 3 Month + 5.490%, 8.30%, 5/1/2027	3.92975	10/26/2018	1/24/2019	(5,629,518)	(7,500,000)	(5,574,750)
BNP	Acis CLO, Ltd., Series 2015-6A, Class D, VAR LIBOR USD 3 Month + 3.770%, 6.58%, 5/1/2027	3.62975	10/26/2018	1/24/2019	(818,864)	(1,000,000)	(811,500)
BNP	CVP Cascade CLO, Ltd., Series 2014-2A, Class C, VAR LIBOR USD 3 Month + 3.800%, 6.61%, 7/18/2026	3.5585	11/1/2018	1/30/2019	(4,825,753)	(6,000,000)	(4,783,200)
BNP	Catamaran CLO, Ltd., Series 2014-2A, Class D, VAR LIBOR USD 3 Month + 4.850%, 7.66%, 10/18/2026	4.03738	10/23/2018	1/18/2019	(2,249,840)	(3,000,000)	(2,228,100)
BNP	Greywolf CLO II, Ltd., Series 2017-1A, Class DR, VAR LIBOR USD 3 Month + 6.350%, 9.16%, 10/15/2029	3.99719	10/22/2018	1/18/2019	(6,885,022)	(9,000,000)	(6,818,400)
BNP	JMP Credit Advisors CLO, Ltd., Series 2018-1A, Class SSUB, VAR LIBOR USD 3 Month + 6.900%, 9.71%, 7/17/2030	5.00125	12/6/2018	3/6/2019	(3,648,808)	(7,500,000)	(3,603,750)
BNP	Z Capital Credit Partners CLO, Ltd., Series 2015-1A, Class E, VAR LIBOR USD 3 Month + 5.970%, 8.78%, 7/16/2027	3.92975	10/26/2018	1/24/2019	(2,973,731)	(4,000,000)	(2,944,800)

Total Reverse Repurchase Agreements						$(63,750,000)	$(46,141,100)

10	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Other Abbreviations:
CLO	Collateralized Loan Obligation
LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind
VAR	Variable

Annual Report	11

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2018	Highland Floating Rate Opportunities Fund

$
Assets
Investments from unaffiliated issuers, at value (a)	1,380,604,606
Affiliated investments, at value (Note 10)	118,383,388

Total Investments, at value	1,498,987,994
Cash equivalents (Note 2)	17,305,100
Cash and foreign currency	1,601,906
Receivable for:
Investments sold and principal paydowns	10,075,509
Dividends and interest	6,777,816
Fund shares sold	186,888
Due from broker	7,397,864
Prepaid expenses and other assets	165,934

Total assets	1,542,499,011

Liabilities:
Notes payable	450,000,000
Reverse repurchase agreements (Note 3)	46,141,100

Payable for:
Investments purchased	16,061,461
Interest expense and commitment fee payable (Note 6)	1,830,682
Investment advisory and administration fees (Note 7)	1,228,450
Accrued expenses and other liabilities	825,800

Total liabilities	516,087,493

Commitments and Contingencies (Note 8)

Net Assets	1,026,411,518

Net Assets Consist of:
Par value (Note 1)	71,873
Paid-in capital	1,628,548,821
Total distributable loss	(602,209,176)

Net Assets	1,026,411,518

Investments, at cost	1,498,784,708
Affiliated investments, at cost (Note 10)	439,367,320
Cash equivalents, at cost (Note 2)	17,305,100
Foreign currency, at cost	(11,369)
(a) Includes market value of securities on loan	1,704

Common Shares
Shares outstanding (unlimited authorization)	71,872,584
Net asset value per share (Net assets/shares outstanding)	14.28

12	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year or Period Ended December 31, 2018 and June 30, 2018	Highland Floating Rate Opportunities Fund

	Period Ended December 31, 2018 ($)‡	Year Ended June 30, 2018 ($)
Investment Income
Income:
Dividends from unaffiliated issuers	1,230,353	2,150,185
Dividends from affiliated issuers (Note 10)	256,407	127,365
Securities lending income (Note 4)	50,335	71,954
Interest from unaffiliated issuers	40,854,116	60,999,588
Interest paid in kind from unaffiliated issuers	1,285,809	885,015
Interest paid in kind from affiliated issuers (Note 10)	3,109,057	5,322,226
Other Income	—	767,377

Total income	46,786,077	70,323,710

Expenses:
Investment advisory (Note 7)	4,956,766	7,490,859
Administration fees (Note 7)	1,585,927	2,330,569
Interest expense, commitment fees, and financing costs (Note 6)	8,862,319	5,080,483
Distribution and shareholder service fees:* (Note 7)
Class A	—	318,546
Class C	—	706,459
Accounting services fees	356,626	301,955
Legal fees	455,072	775,436
Reorganization expense	—	1,076,274
Audit fees	251,390	249,208
Trustees fees (Note 6)	110,536	212,497
Reports to shareholders	78,826	145,459
Transfer agent fees	34,153	364,624
Custodian/wire agent fees	29,318	—
Registration fees	26,396	93,561
Insurance	12,534	92,273
Dividends and fees on securities sold short (Note 2)	3,298	9,459
Tax expense	—	3,511
Other	138,919	372,015

Total operating expenses	16,902,080	19,623,188

Net investment income	29,883,997	50,700,522

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	(1,355,435)	(28,620,676)
Securities sold short (Note 2)	967,176	309,462
Foreign currency related transactions	(593)	(2,602)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated issuers	(50,981,141)	66,066,319
Investments in affiliated issuers	(5,506,904)	(24,730,184)
Securities sold short (Note 2)	(69,643)	75,018
Foreign currency related translations	(4,694)	(2,337)

Net realized and unrealized gain (loss) on investments	(56,951,234)	13,095,000

Total increase (decrease) in net assets resulting from operations	(27,067,237)	63,795,522

‡	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).
*	The class specific expenses shown relate to the time period from July 1, 2017 through the date of the conversion, November 3, 2017.

See accompanying Notes to Consolidated Financial Statements.	13

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

Highland Floating Rate Opportunities Fund

	Period Ended December 31, 2018 ($)‡	Year Ended June 30, 2018 ($)	Year Ended June 30, 2017 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	29,883,997	50,700,522	32,624,898
Net realized loss on investments, securities sold short and foreign currency transactions	(388,852)	(28,313,816)	(22,692,673)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short and foreign currency transactions	(56,562,382)	41,408,816	54,072,481

Net increase (decrease) from operations	(27,067,237)	63,795,522	64,004,706

Distributions*(1)
Class A	—	(3,380,302)	(10,631,649)
Class C	—	(2,697,014)	(9,518,520)
Class Z	—	(6,360,145)	(13,676,642)
Shares of closed-end fund	(32,468,254)	(37,207,965)	—
Return of capital:
Shares of closed-end fund	(720,948)	(6,936,337)	—

Total distributions	(33,189,202)	(56,581,763)	(33,826,811)

Increase (decrease) in net assets from operations and distributions	(60,256,439)	7,213,759	30,177,895

Share transactions*:
Proceeds from sale of shares
Class A	—	75,507,963	132,080,772
Class C	—	49,282,371	46,111,952
Class Z	—	252,257,435	279,887,069
Value of distributions reinvested
Class A	—	3,008,894	9,827,945
Class C	—	2,470,570	8,078,025
Class Z	—	5,841,184	12,750,180
Shares of closed-end fund	1,121,049	1,244,740	—
Cost of shares redeemed
Class A	—	(61,916,334)	(86,388,361)
Class C	—	(26,700,962)	(68,154,841)
Class Z	—	(109,971,065)	(154,569,756)

Net increase from shares transactions	1,121,049	191,024,796	179,622,985

Total increase (decrease) in net assets	(59,135,390)	198,238,555	209,800,880

Net Assets
Beginning of period	1,085,546,908	887,308,353	677,507,473

End of period(2)	1,026,411,518	1,085,546,908	887,308,353

‡	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).
(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
(2)

Includes accumulated net investment loss of $(15,206,882) and (16,311,434) as of the year ended June 30, 2018 and June 30, 2017, respectively. The SEC eliminated the requirement to disclose undistributed net investment income in November 2018.

*

Capital stock activity prior to November 3, 2017 has been adjusted to give effect to an approximately 2 to 1 reverse stock split as part of the conversion to a closed-end fund. (Note 1) Distribution activity related to the A, C, and Z share classes relates to the period from July 1, 2017 through November 3, 2017.

14	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Floating Rate Opportunities Fund

	Period Ended December 31, 2018‡	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL STOCK ACTIVITY - SHARES*

Class A:
Shares sold	—	5,028,824	8,806,400
Issued for distribution reinvested	—	200,393	660,235
Shares redeemed	—	(4,126,129)	(5,773,565)
Shares converted in conversion (Note 1)	—	(19,014,516)	—

Net increase (decrease) in fund shares	—	(17,911,428)	3,693,070

Class C:
Shares sold	—	3,282,455	3,068,658
Issued for distribution reinvested	—	164,623	543,706
Shares redeemed	—	(1,779,278)	(4,567,646)
Shares converted in conversion (Note 1)	—	(16,925,308)	—

Net decrease in fund shares	—	(15,257,508)	(955,282)

Class Z:
Shares sold	—	16,798,932	18,662,515
Issued for distribution reinvested	—	389,052	855,841
Shares redeemed	—	(7,323,136)	(10,417,085)
Shares converted in conversion (Note 1)	—	(35,789,642)	—

Net increase (decrease) in fund shares	—	(25,924,794)	9,101,271

Shares of closed-end fund:
Shares sold	—	—	—
Shares converted in conversion (Note 1)	—	71,729,466	—
Issued for distribution reinvested	75,364	67,754	—

Net increase in fund shares	75,364	71,797,220	—

‡	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).

See accompanying Notes to Consolidated Financial Statements.	15

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Period Ended December 31, 2018‡	Highland Floating Rate Opportunities Fund

($)
Cash Flows Provided by Operating Activities:
Net decrease in net assets resulting from operations	(27,067,237)

Adjustments to Reconcile Net Investment Loss to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(840,046,731)
Purchases of investment securities from affiliated issuers	(71,279,500)
Interest paid in kind from unaffiliated issuers	(1,285,809)
Interest paid in kind from affiliated issuers	(3,109,057)
Proceeds from disposition of investment securities from unaffiliated issues	659,318,943
Proceeds of short-term portfolio investments, net	196,473,066
Purchases of securities sold short	(79,443,467)
Proceeds of securities sold short	70,570,605
Paydowns at cost	68,463,097
Net accretion of discount	(628,879)
Net realized loss on investments from unaffiliated issuers	1,355,435
Net realized gain on securities sold short and foreign currency transactions	(966,583)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, and foreign currency related translations	56,562,382
Decrease in receivable for investments sold and principal paydowns	31,908,228
Decrease in receivable for deferred financing cost	1,665,000
Decrease in dividends and interest receivable	2,678,178
Decrease in restricted cash	19,672,674
Increase in due from broker	(7,397,864)
Decrease in prepaid expenses and other assets	497,947
Decrease in payable for investments purchased	(46,935,780)
Increase in payables to investment advisory	158,401
Decrease in payable upon receipt of securities on loan	(132,000)
Decrease in payable for prepaid interest income	(250,000)
Decrease in payable for dividends on securities sold short	(9,459)
Increase in payable for interest expense and commitment fees	1,532,049
Increase in accrued expenses and other liabilities	119,013

Net cash flow provided by operating activities	32,422,652

Cash Flows Used In Financing Activities:
Distributions paid in cash, net of payable	(32,255,041)
Proceeds from reverse repurchase agreements, net	(2,422,323)

Net cash flow used in financing activities	(34,677,364)

Effect of exchange rate changes on cash	(5,287)

Net decrease in cash	(2,259,999)

Cash and Foreign Currency:
Beginning of period	3,861,905

End of period	1,601,906

Supplemental disclosure of cash flow information:
Reinvestment of distributions	1,121,049

Cash paid during the period for interest expense and commitment fees	7,017,086

Interest paid in kind from affiliated and unaffiliated issuers	4,394,866

‡	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).

16	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF CASH FLOWS (continued)

For the Year Ended June 30, 2018	Highland Floating Rate Opportunities Fund

($)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	63,795,522

Adjustments to Reconcile Net Investment Gain to Net Cash Used in Operating Activities Operating Activities:
Purchases of investment securities from unaffiliated issuers	(2,394,925,368)
Purchases of investment securities from affiliated issuers	(18,819,577)
Interest paid in kind from unaffiliated issuers	(885,015)
Interest paid in kind from affiliated issuers	(5,322,226)
Proceeds from disposition of investment securities from unaffiliated issues	1,757,010,809
Proceeds from disposition of investment securities from affiliated issues	2,467,576
Proceeds from the sale of short-term portfolio investments, net	(141,483,898)
Purchases of securities sold short	(68,113,071)
Proceeds of securities sold short	74,164,006
Paydowns at cost	159,172,685
Net accretion of discount	(4,277,984)
Net realized loss on investments from unaffiliated issuers	28,620,676
Net realized gain on securities sold short and foreign currency transactions	(306,860)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, and foreign currency related translations	(41,408,816)
Increase in receivable for investments sold and principal paydowns	(12,892,636)
Increase in receivable for deferred financing cost	(1,665,000)
Increase in receivable for dividends and interest	(5,764,403)
Increase in restricted cash	(12,974,662)
Increase in prepaid expenses and other assets	(605,520)
Decrease in payable for investments purchased	(708,985)
Increase in payables to investment advisory	504,923
Decrease in payable upon receipt of securities on loan	(7,373,124)
Decrease in payable for distribution and shareholder service fees	(39,549)
Decrease in payable for transfer agent fees	(155,220)
Increase in payable for prepaid interest income	250,000
Decrease in payable for dividends on short sales	(56,055)
Increase in payable for commitment fees	298,633
Increase in accrued expenses and other liabilities	377,539

Net cash flow used in operating activities	(631,115,600)

Cash Flows Provided By Financing Activities:
Distributions paid in cash, net of payable	(44,246,677)
Decrease in due to custodian	(5,605)
Payments on shares redeemed	(200,995,884)
Proceeds from shares sold	379,594,350
Increase in notes payable	450,000,000
Proceeds from reverse repurchase agreements, net	48,563,423

Net cash flow provided by financing activities	632,909,607

Effect of exchange rate changes on cash	(4,939)

Net increase in cash	1,789,068

Cash and Foreign Currency:
Beginning of year	2,072,837

End of year	3,861,905

Supplemental disclosure of cash flow information:
Reinvestment of distributions	12,565,388

Cash paid during the year for interest expense and commitment fees	4,781,850

Interest paid in kind from affiliated and unaffiliated issuers	6,207,241

See accompanying Notes to Consolidated Financial Statements.	17

CONSOLIDATED FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Period Ended December 31, 2018**		For the Years Ended June 30,
			2018*‡	2017*‡		2016*‡	2015*‡	2014*‡

Net Asset Value, Beginning of Period	$15.12		$15.01	$14.33		$16.17	$16.91	$15.98

Income from Investment Operations:(a)

Net investment income	0.42		0.75	0.68		0.89	0.74	0.74

Redemption fees added to paid-in capital	—		—	—		—	—	— (b)

Net realized and unrealized gain (loss)	(0.80)		0.18	0.74		(1.84)	(0.74)	0.93

Total from Investment Operations	(0.38)		0.93	1.42		(0.95)	— (b)	1.67

Less Distributions Declared to Shareholders:

From net investment income	(0.45)		(0.72)	(0.74)		(0.89)	(0.74)	(0.72)

From return of capital	(0.01)		(0.10)	—		—	—	(0.02)

Total distributions declared to shareholders	(0.46)		(0.82)	(0.74)		(0.89)	(0.74)	(0.74)

Net Asset Value, End of Period(c)	$14.28		$15.12	$15.01		$14.33	$16.17	$16.91

Market Value, End of Period	$12.80		$15.62	$—		$—	$—	$—

Total Return(d)	(15.44	)%(j)	9.77%	10.05%		(5.77)%	0.11%	10.68%

Ratios to Average Net Assets / Supplemental Data:(e)(f)

Net Assets, End of Period (000’s)	$1,026,412		$1,085,547	$389,278		$241,197	$283,673	$340,089

Gross operating expenses(g)(h)	3.10%		1.79%	1.20	%(i)	1.38%	1.03%	1.25%

Net investment income(h)	5.48%		4.98%	4.61%		5.65%	4.55%	4.49%

Portfolio turnover rate	27	%(j)	177%	63%		53%	55%	69%

Average commission rate paid(l)	$0.0243		$0.0300

*	Per share data prior to November 3, 2017 has been adjusted to give effect to an approximately 2 to 1 reverse stock split as part of the conversion to a closed-end fund. (Note 1)
**	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).
‡	Reflects the financial highlights of Class Z of the open-end fund prior to the conversion.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(d)

Total return is based on market value per share for periods after November 3, 2017. Distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Prior to November 3, 2017, total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:
(g)	Includes dividends and fees on securities sold short.
(h)	Excludes 12b-1 fees from partial period operating as an open-end fund. Following the conversion on November 3, 2017, the Fund is no longer subject to 12b-1 fees.
(i)

Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/ reimbursements with no impact to net expenses or net investment income.

(j)	Not annualized.

	For the Period Ended December 31, 2018**		For the Years Ended June 30,
			2018		2017	2016	2015	2014

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.10%		1.79%		1.12%	1.11%	1.04%	0.99%

Interest expense and commitment fees	1.63%		0.49%		0.01%	0.15%	0.04%	0.08%

Dividends and fees on securities sold short	—	%(k)	—	%(k)	0.01%	0.01%	0.05%	0.04%

(k)	Represents less than 0.005%.
(l)

Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. The period prior to the Conversion Date is not presented.

18	See accompanying Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2018	Highland Floating Rate Opportunities Fund

Note 1. Organization

Highland Floating Rate Opportunities Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund. This report includes information for the period ended December 31, 2018. Effective April 11, 2019, the Fund changed its fiscal year end to December 31. The previous fiscal year end was June 30.

On November 3, 2017, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to convert the fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00 p.m. Eastern Time on November 3, 2017 (the “Conversion Date”). The Fund also effected an approximately 1-for-2 reverse stock split of the Fund’s issued and outstanding shares on November 3, 2017, thereby reducing the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split. The Fund began listing its shares for trading on the New York Stock Exchange (the “NYSE”) on November 6, 2017 under the ticker symbol “HFRO”. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). Prior to the Conversion Date, the Fund issued Class A, Class C, and Class Z shares. The Fund incurred $1,076,274 in Conversion costs related to the fund conversion to a closed-end fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Basis of Consolidation

The Fund consolidates HFRO Sub, LLC (“HFRO Sub”), a Delaware wholly owned subsidiary, for financial reporting, and the holdings of HFRO Sub, LLC are included within the Consolidated Financial Statements for the Fund. HFRO Sub is a bankruptcy remote financing vehicle used to obtain leverage with the portfolio of bank loans serving as collateral. All inter-company accounts and transactions have been eliminated in the consolidation.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur

Annual Report	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s consolidated financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2018, the Fund’s investments consisted of senior loans, foreign denominated or domiciled senior loans, collateralized loan obligations, corporate bonds and notes, U.S. asset-backed securities, non-U.S. asset-backed securities, claims, common stocks, registered investment companies, cash equivalents, rights and warrants. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on

20	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2018 is as follows:

	Total value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Floating Rate Opportunities Fund
Assets
U.S. Senior Loans
Aerospace	$14,438,579	$—	$14,438,579	$—
Commercial Services	37,387,597	—	37,387,597	—
Communication Services	24,798,257	—	19,325,429	5,472,828
Consumer Discretionary	61,548,863	—	61,548,863	—
Consumer Products	21,326,527	—	21,326,527	—
Energy	38,594,813	—	38,594,813	—
Financial	59,383,355	—	59,383,355	—
Gaming/Leisure	10,002,768	—	—	10,002,768
Healthcare	120,514,873	—	96,116,360	24,398,513
Housing	37,372,423	—	37,372,423	—	(1)
Industrials	42,358,651	—	34,088,923	8,269,728
Information Technology	122,486,903	—	65,486,903	57,000,000
Manufacturing	16,710,654	—	16,710,654	—
Metals/Minerals	15,211,008	—	15,211,008	—
Real Estate	21,906,462	—	20,678,446	1,228,016
Retail	83,315,325	—	83,315,325	—
Service	98,410,473	—	98,410,473	—
Transportation	13,736,427	—	13,736,427	—
Utilities	41,079,710	—	41,079,710	—
Collateralized Loan Obligations	226,265,712	—	226,265,712	—
Preferred Stock
Real Estate	225,504,397	11,198,834	—	214,305,563
Common Stocks
Communication Services	7,566,587	—	—	7,566,587
Energy	6,361,923	6,361,922	—	1
Gaming/Leisure	—	—	—	—	(1)
Healthcare	—	—	—	—	(1)
Housing	—	—	—	—	(1)
Industrials	2,443,613	—	2,443,613	—

Annual Report	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

	Total value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Floating Rate Opportunities Fund (continued)
Information Technology	$1,704	$1,704	$—	$—
Materials	12,264,267	9,419,508	—	2,844,759
Media	42,268,069	—	41,009,983	1,258,086
Real Estate	17,826,053	619,018	—	17,207,035
Utilities	—	—	—	—	(1)
Foreign Denominated or Domiciled Senior Loans
Canada	28,388,253	—	28,388,253	—
Luxembourg	27,031,041	—	27,031,041	—
Corporate Bonds & Notes
Energy	1,149,900	—	73,500	1,076,400
Industrials	1,273,849	—	1,273,849	—
Information Technology	—	—	—	—
Utilities	10,152,320	—	10,152,320	—
Registered Investment Companies	8,516,986	8,516,986	—	—
Warrants
Energy	214,637	—	214,637	—
Gaming/Leisure	—	—	—	—	(1)
Industrials	243,927	—	155,873	88,054
Information Technology	51,729	—	—	51,729
Rights
Utilities	827,221	827,221	—	—
Claims	52,138	—	—	52,138
Cash Equivalents	17,305,100	17,305,100	—	—

Total	$1,516,293,094	$54,250,293	$1,111,220,596	$350,822,205

(1)	This category includes securities with a value of zero.

22	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the six-month period ended December 31, 2018.

	Balance as of June 30, 2018	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Appreciation/ (Depreciation)	Net Purchases	Net (Sales)	Balance as of December 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments at December 31, 2018
Floating Rate Opportunities Fund
U.S. Senior Loan
Communication Services	$5,168,238	$—	$—	$—	$—	$4,878	$299,712	$—	$5,472,828	$4,878
Gaming/Leisure	9,552,081	—	—	—	—	(112,673)	563,360	—	10,002,768	(112,673)
Healthcare	25,656,370	—	—	—	—	(2,901,727)	1,643,870	—	24,398,513	(2,901,727)
Industrials	7,727,701	—	—	182,911	—	(245,647)	604,763	—	8,269,728	(245,647)
Information
Technology	—	—	—	—	—	—	57,000,000	—	57,000,000	—
Real Estate	1,277,998	—	—	(12,742)	—	(37,240)	—	—	1,228,016	(37,240)
Corporate Bonds & Notes
Energy	1,076,400	—	—	—	—	—	—	—	1,076,400	—
Common Stocks
Communication Services	7,104,495	—	—	—	—	462,092	—	—	7,566,587	462,092
Energy	1	—	—	—	—	—	—	—	1	—
Housing	7,384,608	—	—	—	—	323,754	—	(7,708,362)	—	323,754
Materials	4,932,895	—	—	—	—	(2,088,136)	—	—	2,844,759	(2,088,136)
Media	1,408,509	—	—	—	—	(150,423)	—	—	1,258,086	(150,423)
Real Estate	6,613,610	—	—	—	—	(13,658)	10,607,083	—	17,207,035	(13,658)
Utilities	84,269	—	—	—	—	25,945	—	(110,214)	—	25,945
Preferred Stock
Real Estate	—	20,000,000	—	—	—	11,797,230	182,508,333	—	214,305,563	11,797,230
Warrants
Industrials	152,689	—	—	—	—	(64,635)	—	—	88,054	(64,635)
Information Technology	66,735	—	—	—	—	(15,006)	—	—	51,729	(15,006)
Claims	52,138	—	—	—	—	—	—	—	52,138	—

Total	$78,258,737	$20,000,000	$—	$170,169	$—	$6,984,754	$253,227,121	$(7,818,576)	$350,822,205	$6,984,754

Annual Report	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended June 30, 2018.

	Balance as of June 30, 2017	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Appreciation/ (Depreciation)	Net Purchases	Net (Sales)	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments at June 30, 2018
Floating Rate Opportunities Fund
U.S. Senior Loan
Gaming & Leisure	$9,552,080	$—	$—	$—	$—	$1	$—	$—	$9,552,081	$1
Healthcare	24,146,282	—	—	—	—	(3,709,187)	5,219,275	—	25,656,370	(3,709,187)
Housing	4,000,000	—	—	—	(3,491,393)	4,000,000	—	(4,508,607)	—	—
Industrials	—	—	—	216,514	464	925,522	6,587,945	(2,744)	7,727,701	925,522
Real Estate	—	—	—	(2,307)	—	2,307	1,277,998	—	1,277,998	2,307
Telecommunications	—	—	—	—	—	(10,357)	5,178,595	—	5,168,238	(10,357)
Corporate Bonds & Notes
Utilities	—	1,076,400	—	—	—	—	—	—	1,076,400	—
Claims	52,138	—	—	—	—	115,221	—	(115,221)	52,138	115,221
Common Stocks
Energy	1	—	—	—	—	—	—	—	1	—
Gaming & Leisure	—	—	—	—	—	—	—	—	—	—
Housing	3,675,821	—	—	—	—	3,708,787	—	—	7,384,608	3,708,787
Media &
Telecommunications	—	1,408,509	—	—	—	—	—	—	1,408,509	—
Metals & Minerals	—	—	—	—	—	3,485,441	1,447,454	—	4,932,895	3,485,441
Real Estate	10	—	—	—	—	929,206	8,151,971	(2,467,577)	6,613,610	929,206
Telecommunications	—	—	—	—	—	4,011,219	3,093,276	—	7,104,495	4,011,219
Utilities	242,015	—	—	—	(14,308)	61,916	—	(205,354)	84,269	47,609
Warrants
Gaming & Leisure	—	—	—	—	—	—	—	—	—	—
Industrials	—	—	—	—	—	152,689	—	—	152,689	152,689
Information Technology	—	—	—	—	—	40,570	26,165	—	66,735	40,570

Total	$41,668,347	$2,484,909	$—	$214,207	$(3,505,237)	$13,713,335	$30,982,679	$(7,299,503)	$78,258,737	$9,699,028

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the six-month period ended December 31, 2018, a net amount of $20,000,000 of the Fund’s portfolio investments were trans-

ferred from Level 2 to Level 3, and for the year ended June 30, 2018, a net amount of $2,484,909 of the Fund’s portfolio investments were transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable. Transfers from Level 2 to 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

24	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 12/31/2018	Valuation Technique	Unobservable Inputs		Input Value(s)
Preferred Stock	$214,305,563	Net Asset Value	N/A		N/A
		Discounted Cash Flow	Discount Rate		8.5%
			Internal Rate of Return		14.0%
U.S. Senior Loans	106,371,853	Adjusted Appraisal	Liquidity Discount		10%
			Asset Specific Discount		10%
		Multiples Analysis	Multiple of Revenue		0.35x - 0.50x
			Multiple of EBITDA		2.0x - 5.0x
		Discounted Cash Flow	Discount Rate		11.1% - 16.0%
			Spread Adjustment		0.0% - 0.1%
		Cost	N/A		N/A
Common Stocks	28,876,468	Multiples Analysis	Multiple of Revenue		0.35x - 0.50x
			Multiple of EBITDA		2.0x - 7.0x
			Unadjusted Price/MHz-PoP		$0.12 - $0.80
			Risk Discount		33.0% - 35.8%
		Discounted Cash Flow	Discount Rate		11.0% - 15.0%
			Terminal Multiple		6.5x
		Transaction Analysis	Multiple of EBITDA		7.25x - 7.75x
		Bid Indication of Value	Enterprise Value	($mm)	$720.0 - $765.0
		Net Asset Value	N/A		N/A
Corporate Bonds & Notes	1,076,400	Liquidation Analysis	Claim Amount: Percent of Par		6.9%
Warrants	139,783	Multiples Analysis	Multiple of EBITDA		6.0x - 7.0x
		Discounted Cash Flow	Discount Rate		11.0%
			Terminal Multiple		6.5x
		Transaction Analysis	Multiple of EBITDA		7.25x - 7.75x
		Bid Indication of Value	Enterprise Value	($mm)	$720.0 - $765.0
Claims	52,138	N/A	N/A		N/A

Total	$350,822,205

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: liquidity discount, asset specific discount, multiple of revenue, multiple of EBITDA, discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of revenue, multiple of EBITDA, price/MHz-PoP multiple, risk discount, scenario probabilities, illiquidity discount, discount rate and terminal multiple. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been

Annual Report	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s), and does not include investments in money market funds deemed to be cash equivalents and cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Consolidated Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM

London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

26	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Cash held as collateral for securities sold short is classified as restricted cash on the Consolidated Statement of Assets and Liabilities, as applicable. Securities valued at $19,584,723 were posted in the Fund’s segregated account as collateral.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid. For the period ended December 31, 2018, the Fund did not invest or write in options.

Reverse Repurchase Agreements

The Fund engages in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. This creates leverage for the Fund because the cash received can be used to purchase other securities. See Note 6 for additional information on the Fund’s reverse repurchase agreement.

Note 4. Securities Lending

The Fund may seek additional income by making secured loans of its portfolio securities through its custodian, State Street Bank and Trust Company (“State Street”). Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. State Street will charge a Fund fees based on a percentage of the securities lending income.

The Fund will receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund will recall the loaned securities upon reasonable notice in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

Annual Report	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets & Liabilities	Financial Instrument		Collateral Received	Net Amount (not less than 0)
$1,704(1)	$—	(2)	$—	$—

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Represents market value of securities on loan at period ended.

For the period ended December 31, 2018, the market value of securities loaned and the amounts secured with cash and securities collateral, which are included on the Fund’s Consolidated Investment Portfolio were as follows:

Security Lending Market Value	Security Lending Collateral Cash Collateral(1)	Security Lending Collateral Non-Cash Collateral(2)
$1,704	$—	$1,704
(1)	The loaned securities were secured with cash collateral which was invested in the State Street Navigator Securities Lending Government Money Market Portfolio.
(2)	Security lending non-cash collateral consists of Common Stock.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, and tax attributes from Fund reorganizations. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the period ended December 31, 2018, permanent differences chiefly resulting from partnership basis adjustments, return of capital distributions paid by the fund, differences in premium amortization methods for book and tax, foreign currency gains and losses, reorganization expenses, and paydown reclasses were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable Earnings	Paid-in-Capital
$1,079,222	$(1,079,222)

At December 31, 2018, the Funds’ most recent tax year end, components of distributable earnings on a tax basis is as follows:

Undistributed Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)
$—	$(145,952,337)	$(456,256,839)

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to non-taxable dividends, partnerships and difference in premium amortization methods for book and tax.

As of December 31, 2018, the Fund has capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated there- under. To the extent that these carryover losses are used to offset future capital gains, the gains offset will not be distributed to shareholders.

28	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

No Expiration Short- Term(1)	No Expiration Long-Term(1)	Total
$—	$145,952,337	$145,952,337

(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

During the period ended December 31, 2018, the Fund utilized capital loss carryforwards in the amount of $868,792.

The tax character of distributions paid during the period ended December 31, 2018 and the years ended June 30, 2018 and June 30, 2017 is as follows

	Ordinary Income(1)	Long- Term Capital Gains	Return of Capital
2018	$32,468,254	$—	$720,948
2018*	49,645,426	—	6,936,337
2017*	31,812,190	—	2,014,621

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
*	Year ended June 30.

Unrealized appreciation and depreciation at December 31, 2018, based on cost of investments for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
$48,674,542	$(504,924,210)	$(456,249,668)	$1,972,542,762

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses and specified losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2018, the Fund did not elect to defer net realized losses incurred from November 1, 2018 through December 31, 2018.

Note 6. Credit Agreement and Reverse Repurchase Agreement

On February 2, 2018, HFRO Sub, LLC a wholly-owned subsidiary of the Fund entered into a financing arrangement (the “Financing Arrangement”) with Bank of America Merrill Lynch and Bank of America, N.A. The Fund is in compliance with the Financing Arrangement.

Pursuant to the terms of the Financing Arrangement, and subject to certain customary conditions, HFRO Sub, LLC may borrow on a revolving basis a maximum of $500 million, with a maturity date of February 2, 2020. In connection with the Financing Arrangement, HFRO Sub, LLC and the Fund have made representations and warranties regarding the loans and underlying collateral and are required to comply with various covenants, reporting requirements and other customary requirements. The Facility also limits the recourse of the lender to the assets of HFRO Sub, LLC and includes usual and customary events of default for senior secured revolving facilities of this nature. At December 31, 2018, current outstanding and fair value amounts were $450,000,000 and $454,170,068, respectively, and would be categorized as Level 3 within the fair value hierarchy. The Fund’s average daily balance was $450,000,000 at a weighted average interest rate of 3.50% for the days outstanding.

On March 21, 2017, the Fund entered into a leverage facility agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International, Ltd., BNP Prime Brokerage, Inc., acting through its New York Branch, and BNP Paribas (together, the “BNPP Entities”). Under the BNP Agreement, the BNPP Entities may make margin loans to Fund at a rate of one-month LIBOR + 0.50%. The BNP Agreement may be terminated by either the Fund or the BNPP Entities with 30 days’ notice.

At December 31, 2018, the Fund did not have an outstanding balance on the BNP Agreement. The Fund’s average daily balance was $190,015 at a weighted average interest rate of 2.82% for the days outstanding.

On February 9, 2018, the Fund entered into an agreement with BNP Paribas Securities Corporation (“BNP Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to BNP Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from BNP Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

Annual Report	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

At December 31, 2018, the Fund’s outstanding balance on the BNP Securities was $46,141,100. The Fund’s average daily balance was $45,495,028 at a weighted average interest rate of 4.00% for the days outstanding.

Note 7. Investment Advisory, Administration and Trustee Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows the Fund’s contractual advisory fee with the Investment Adviser for the period ended December 31, 2018:

Annual Fee Rate to the Investment Advisor	> 1 Billion	> 2 Billion
0.65%	0.60%	0.55%

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser delegates certain administrative functions and pays the sub-administrator directly for these sub-administration services. Effective October 1, 2018, the Investment Adviser entered into an administrative services agreement with SEI Investments Global Funds Services, a wholly owned subsidiary of SEI Investments Company. Prior to October 1, 2018, State Street Bank and Trust Company served as sub-administrator to the Fund.

Service and Distribution Fees

Prior to the Conversion Date, Highland Capital Funds Distributor, Inc. (formerly, Foreside Funds Distributors LLC (the “Underwriter”), served as the principal underwriter and distributor of the Fund’s shares. Before the Fund converted to a closed-end fund, the Underwriter received the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the year ended June 30, 2018, the Underwriter received $494,950 of front end sales charges for Class A Shares. There were no front end sales charges for the period ended December 31, 2018.

Prior to the Conversion Date, the Fund had adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Class A Shares and Class C Shares of the Fund, which required the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Class A Shares	Class C Shares
0.35%	0.85%

After the Conversion Date, the Fund was no longer subject to 12b-1 fees.

Expense Limits and Fee Reimbursements

The Investment Adviser had contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its Plan, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.95% of average daily net assets of the Fund (the “FRO Expense Cap”). The FRO Expense Cap expired on October 31, 2016. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the FRO Expense Cap in effect at the time of such waiver/reimbursement.

There can be no assurance that these fee reductions will be sufficient to avoid any loss. On December 31, 2018, the amounts subject to possible future recoupment under the Funds’ expense limitations were as follows:

Fiscal Years Ended December 31
2019	2020
$751,520	$169,993

During the period ended December 31, 2018, the Investment Adviser did not recoup any amounts previously waived or reimbursed and $1,002,899 of fees of the Fund previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint

30	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if the Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. A Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a regulated investment company, and its strategy may bear adversely on its ability to so qualify.

Distressed and Defaulted Securities Risk

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and

Annual Report	31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Hedging Risk

The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid and Restricted Securities Risk

Certain investments made by the Fund are, and others may be, illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased. A high percentage of illiquid securities in a Fund creates a risk that such a Fund may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Non-U.S. Securities Risk

The Fund may invest in non-U.S. securities. Investing in non- U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a

32	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

REIT-Specific Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Valuation Risk

Certain of the Fund’s assets are fair valued, including the Fund’s primary illiquid asset, TerreStar. TerreStar is a non- operating company that does not currently generate revenue and which primarily derives its value from two spectrum frequencies, the license with respect to one of which was terminated by the FCC and is being contested by TerreStar on technical and public policy grounds. TerreStar currently anticipates such contest may take between 12 to 30 months and expects deployment of its other spectrum asset to require a similar period of time. If TerreStar is ultimately unsuccessful in its efforts, the terminated license would not be reinstated and the value of the TerreStar equity would likely be materially negatively impacted. The fair valuation of TerreStar involves uncertainty as it is materially dependent on these estimates. With regard to the likelihood of TerreStar regaining the terminated license, the Investment Adviser assigned a high probability of success, based in part in consultation with outside experts.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the period ended December 31, 2018, were as follows:

U.S Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$4,864,454	$4,842,148	$574,303,378	$388,296,238

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended June 30, 2018, were as follows:

U.S Government Securities(1)		Other Securities
Purchases	Sales	Purchases	Sales
$0	$0	$2,353,050,192	$1,901,178,284

(1)	The Fund did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2018.

Annual Report	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

Note 10. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of December 31, 2018:

Issuer	Shares at June 30, 2018	Beginning Value as of June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2018	Shares at December 31, 2018	Affiliated Income

Majority Owned, Not Consolidated
Allenby (Common Stocks)	1,225,384	$1	$66,496	$—	$—	$(66,496)	$1	1,291,881	$—
Claymore (Common Stocks)	8,257,632	8	440,587	—	—	(440,586)	9	8,698,220	—

Other Affiliates
CCS Medical, Inc. (U.S. Senior Loans & Common Stocks)	49,169,570	25,656,370	3,109,057	—	—	(4,366,914)	24,398,513	52,229,448	3,109,057
EDS Legacy Partners (U.S. Senior Loans)	—	—	57,000,000	—	—	—	57,000,000	57,000,000	—
Gambier Bay LLC (Common Stocks)	10,939,879	1,408,509	—	—	—	(150,423)	1,258,086	10,939,879	—
LLV Holdco LLC (U.S. Senior Loans, Common Stocks and Warrants)	11,989,033	9,552,080	563,360	—	—	(112,672)	10,002,768	12,552,393	—
Nevada Land Group LLC (U.S. Senior Loans)	—	—	—	—	—	—	—	1,743,503	—
NexPoint Strategic Opportunities Fund (Registered Investment Company)	427,345	9,380,223	—	—	—	(863,237)	8,516,986	427,345	256,407
NFRO REIT SUB, LLC (Common Stocks)	325,472	6,613,601	10,100,000	—	—	493,424	17,207,025	802,563	—

Total	82,334,315	$52,610,792	$71,279,500	$—	$—	$(5,506,904)	$118,383,388	145,685,232	$3,365,464

The table below shows affiliated issuers of the Fund as of June 30, 2018:

Issuer	Shares at June 30, 2017	Beginning Value as of June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2018	Shares at June 30, 2018	Affiliated Income

Majority Owned, Not Consolidated
Allenby (Common Stocks)	1,323,961	$1	$215,061	$(313,638)	$—	$98,577	$1	1,225,384	$—
Claymore (Common Stocks)	8,984,111	9	1,427,458	(2,153,938)	—	726,479	8	8,257,632	—

Other Affiliates
CCS Medical, Inc. (U.S. Senior
Loans & Common Stocks)	46,240,843	24,146,282	5,219,275	—	—	(3,709,187)	25,656,370	49,169,570	5,219,275
Gambier Bay LLC (Common
Stocks)(1)	6,831,564	1,502,944	1,078,316	—	—	(1,172,751)	1,408,509	10,939,879	102,951
LLV Holdco LLC (U.S. Senior Loans,
Common Stocks and Warrants)	11,989,033	9,552,080	—	—	—	—	9,552,080	11,989,033	—
NexPoint Strategic Opportunities
Fund (Registered
Investment Company)	—	—	9,692,243	—	—	(312,020)	9,380,223	427,345	127,365
NFRO REIT SUB, LLC (Common Stocks)	—	—	6,509,450	—	—	104,151	6,613,601	325,472	—

Total	75,369,512	$35,201,316	$24,141,803	$(2,467,576)	$—	$(4,264,751)	$52,610,792	82,334,315	$5,449,591

(1)	Includes the value of iHeart Communications, Inc. bonds as of June 30, 2017 and subsequent activity.

34	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

December 31, 2018	Highland Floating Rate Opportunities Fund

Note 11. Regulatory Matters

Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

Note 12. New Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

Note 13. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date[1]	Total Amount Outstanding	% of Asset Coverage of Indebtedness
12/31/2018	496,141,100	306.8%
6/30/2018	498,563,423	317.7%
6/30/2017	N/A	N/A
6/30/2016	N/A	N/A
6/30/2015	51,500,000	1641.4%
6/30/2014	60,000,000	1577.6%

Date[1]	Total Amount Outstanding	% of Asset Coverage of Indebtedness
6/30/2013	N/A	N/A
6/30/2012	89,000,000	718.4%
6/30/2011	135,000,000	659.9%
6/30/2010	115,000,000	606.0%
6/30/2009	181,000,000	465.8%
6/30/2008	511,000,000	409.3%

[1]	- For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).

Note 14. Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued. Other than the matter below, no such subsequent events were identified.

As discussed in the annual report for the year ended June 30, 2018, a settlement was reached and approved by the court on January 12, 2018 regarding the action entitled In re Tousa Inc., et al. where the Fund was named as a defendant, among others. As part of this action, the Fund had previously posted $10,620,958 with the court, which had accrued $200,416 in interest prior to settlement. Upon settlement, the Fund paid $6,312,767, representing its pro rata share of the total $160,000,000 settlement amount. As a result, the Fund received back $4,508,607 on February 22, 2019.

On May 20, 2019, the Fund changed its name to Highland Income Fund. The Fund’s investment objective – to provide a high level of current income consistent with preservation of capital – remained the same. The Fund continues to invest in floating-rate loans and other securities deemed to be floating-rate instruments; however, the Fund expanded its investment strategy and removed the Fund’ policy of, under normal circumstances, investing at least 80% of its net assets in such securities (the “0% Policy”. The Fund is no longer required to invest at least 80% of its assets in floating-rate loans and other securities deemed to be floating-rate investments.

Annual Report	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Highland Floating Rate Opportunities Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, of Highland Floating Rate Opportunities Fund (the “Fund”) as of December 31, 2018, and the related consolidated statements of operations, changes in net assets and cash flows, including the related consolidated notes, and the consolidated financial highlights for the period July 1, 2018 to December 31, 2018 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of their operations, changes in their net assets, their cash flows and the consolidated financial highlights for the period July 1, 2018 through December 31, 2018 and for the years ended June 30, 2014 and 2015 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended June 30, 2018 and the financial highlights for each of the years ended on June 30, 2016, 2017 and 2018 were audited by other auditors whose report dated September 24, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Dallas, Texas

May 31, 2019

We have served as the auditor of one or more investment companies of Highland Capital Management Fund Advisors, L.P. and its affiliates since 2004.

36	Annual Report

ADDITIONAL INFORMATION (unaudited)

December 31, 2018	Highland Floating Rate Opportunities Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Tax Information

For shareholders that do not have a December 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2018 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2018, the Fund hereby designates the following items with regard to distributions paid during the year.

Return of Capital	Ordinary Income Distribution	Total	Qualified Dividends and Corporate Dividends Received Deduction*	Qualified Dividend Income (15% tax rate for QDI)	Interest Related Dividends***
2.55%	97.45%	100.00%	0.01%	0.02%	5.94%

*	The percentage in this column represents the amount of “Qualifying for Corporate Receivable Deduction Dividends” and is reflected as a percentage of ordinary income distributions.
**

The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of the Fund to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

***

The percentage in this column represents the amount of Interest Related Dividends and is reflected as a percentage of ordinary income distributions exempt from U.S. withholding tax when paid to foreign investors.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer & Trust Company, LLC (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date. The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan

Annual Report	37

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Changes of Independent Registered Public Accounting Firms

On September 28, 2018, Highland Floating Rate Opportunities Fund (the “Trust”), dismissed KPMG LLP (“KPMG”) as the Trust’s independent registered public accounting firm, effective on such date. The decision to dismiss KPMG was approved by the audit committee and by the full board of trustees of the Trust (the “Board”). On September 27, 2018, the Trust approved the appointment of Pricewaterhouse- Coopers LLP (“PwC”) as the Trust’s independent registered public accounting firm.

KPMG’s audit reports on the Trust’s financial statements as of and for the years ended June 30, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During its audits of the Trust as of June 30, 2018, KPMG concluded management’s review control over a certain hard- to-value security held by the Trust was not designed at an appropriate level of precision to assess the orderly nature of transactions involving the security and reasonableness and reliability of certain inputs to the fair value model for the security. In connection with this audit, KPMG advised the Trust of the need to expand significantly the scope of its audits. Although Management of the Trust initially disagreed with KPMG’s position, subsequent to KPMG’s dismissal Management ultimately took the position that the transactions were orderly and revised certain non-observable inputs to the fair value model for the security.

Other than the disagreements and reportable events disclosed above, during the Trust’s years ended June 30, 2018 and 2017 and the subsequent interim period through September 28, 2018, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). The audit committee of the Trust discussed the subject matter of these disagreements and reportable events with KPMG. The Trust has authorized KPMG to respond fully to the inquiries of PwC concerning the subject matter of these disagreements and reportable events.

During the years ended June 30, 2018 and 2017 and the subsequent interim period through September 28, 2018, neither Management, the Trust, nor anyone on its behalf, consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Trust, and no written report or oral advice was provided to the Trust by PwC that PwC concluded was an important factor considered by the Trust in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Approval of Highland Floating Rate Opportunities Fund Advisory Agreement

The Fund has retained the Investment Adviser to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Advisory Agreement”). The Advisory Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Advisory Agreement continues in effect from year-to-year, provided that

38	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

During telephonic meetings held on August 16, 2018 and August 28, 2018, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreement for a one-year period commencing November 1, 2018 with respect to the Fund. The primary objective of the meetings was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreement, and to request any additional information they considered reasonably necessary for their deliberations.

At an in-person meeting held on September 16-17, 2018, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2018. As part of its review process, the Board requested, through its independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and on the anticipated profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements for portfolio managers; (3) information on internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s proposed fees and anticipated operating expenses compare to those of other registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; (5) information regarding the investment performance of other accounts managed by the Investment Adviser that follow investment strategies similar to the Fund; and (6) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or its respective affiliates. The Trustees reviewed various factors that were discussed in independent counsel’s legal memoranda regarding their responsibilities in considering the Advisory Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Investment Adviser. The Board considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board discussed the relevant experience and qualifications of the personnel who would provide advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. The Board also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements. The Board took into account the Investment Adviser’s risk assessment, monitoring process and regulatory history. The Board concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services supported the approval of the Advisory Agreement.

The Investment Adviser’s historical performance. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. Among other data relating specifically to the Fund’s performance, the Board took note of Morningstar’s explanatory note concerning the Fund’s conversion from an open-end to a closed-end structure and that the peer group now includes only closed-end funds from the Bank Loan category. The Board further noted that given the lower number of potential peers available, the peer group is somewhat smaller than typical. The Board then considered that the Fund had outperformed the Morningstar peer group median and classification median for the three-, six- and nine-month periods ended June 30, 2018. The Board also took into account management’s discussion of the Fund’s performance.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund. The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment

Annual Report	39

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under separate agreements and whether such fees are appropriate. The Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. After such review, the Trustees determined that the anticipated profitability rates to the Investment Adviser with respect to the Agreement were fair and reasonable. The Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board considered the effective fee under the Advisory Agreement for the Fund as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Fund grow. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other.

Conclusion.

Following a further discussion of the factors above and the merits of the Advisory Agreement and its various provisions, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser proposes to provide, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

40	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Initial term (expiring at 2020 annual meeting). Trustee since inception in August 2017.	Dean of Educational Resources Emeritus and Special Assistant to the President at Cairn University since July 2018; Dean of Educational Resources at Cairn University from July 2012 until June 2018 and from July 2006 to January 2008.	25	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Initial term (expiring at 2019 annual meeting). Trustee since inception in August 2017.	Private Investor, BW Consulting, LLC since 2014; and Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	25	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Annual Report	41

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Initial term (expiring at 2020 annual meeting). Trustee since inception in August 2017.	Retired.	25	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman and Director of First Capital Investment Corp. (from March 2017 until March 2018).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

42	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	3 year term (expiring at 2021 annual meeting). Trustee since inception in August 2017.	President of Rand Advisors, LLC since August 2013; and Partner of Highland Capital Management, L.P. from February 2007 until his resignation in November 2014.	25	Manager of Turtle Bay Resort, LLC; and Manager of American Home Patient (from November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors/trustees.

Annual Report	43

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Ethan Powell[4] (6/20/1975)	Trustee and Chairman of the Board	Initial term (expiring at 2019 annual meeting) for the Trust. Trustee since inception in August 2017. Chairman of the Board since August 2017.	President and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of Highland Capital Management, L.P. from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NexPoint Strategic Opportunities Fund from June 2012 until May 2015; Secretary of NexPoint Strategic Opportunities Fund from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II from June 2012 until December 2015; and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.	25	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

44	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Dustin Norris[5] (1/6/1984)	Trustee and Secretary	3 year term (expiring at 2021 annual meeting). Trustee since February 2018; and Secretary since October 2017.	President of Highland Capital Funds Distributor, Inc. since April 2018, Head of Distribution at HCMFA since November 2017, Secretary of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, Highland Funds I and Highland Funds II since October 2017; Assistant Secretary of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II from August 2017 to October 2017; Chief Product Strategist at HCMFA since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of Highland Funds I and Highland Funds II from March 2017 to October 2017; Secretary of NexPoint Strategic Opportunities Fund since December 2015; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of Highland Funds I and Highland Funds II from November 2012 to March 2017; Assistant Treasurer of NexPoint Strategic Opportunities Fund from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund, NexPoint Strategic Income Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Strategies Fund, NexPoint Healthcare Opportunities Fund, NexPoint Event-Driven Fund and NexPoint Latin American Opportunities Fund (the “Interval Funds”) since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.	25	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

Annual Report	45

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

1

On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.

2

The “Highland Fund Complex” consists of NexPoint Strategic Opportunities Fund, each series of Highland Funds I, each series of Highland Funds II, Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, the Interval Funds, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

3

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of June 30, 2018, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $712,000 from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$550,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

4	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.
5	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Trust.

46	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2018	Highland Floating Rate Opportunities Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Trey Parker (1/27/1976)	Executive Vice President	Indefinite Term; Executive Vice President since September 2017.	Executive Vice President of HCMFA, NexPoint Advisors, L.P., Highland Funds I, Highland Funds II, Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since September 2017; Assistant Secretary of Highland Restoration Capital Partners GP, LLC since September 2017; Assistant Secretary of Highland SunBridge GP, LLC since December 2015; Assistant Secretary of Highland Capital Management, L.P. since August 2015; Director of JHT Holdings, Inc. since August 2013; Director of TerreStar Corporation since March 2013; Director of OmniMax International, Inc. since March 2012; and Secretary of Granite Bay Advisors, L.P. since February 2012.

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Principal Executive Officer of Highland Funds I, Highland Funds II, Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since February 2018; Principal Financial Officer and Principal Accounting Officer of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, NexPoint Capital, Inc., NexPoint Strategic Opportunities Fund, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since October 2017; Treasurer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Treasurer of Acis Capital Management, L.P. since February 2012; Treasurer of Highland Capital Management, L.P. since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012; Treasurer of NexPoint Capital, Inc., NexPoint Strategic Opportunities Fund, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015; Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; and Treasurer of the Interval Funds since March 2016.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since August 2017.	Assistant Treasurer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Assistant Treasurer of Highland Funds I, Highland Funds II, NexPoint Strategic Opportunities Fund, NexPoint Capital, Inc. and the Interval Funds since March 2017; and Chief Accounting Officer at Highland Capital Management, L.P. since December 2011.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since August 2017.	Chief Compliance Officer and Anti-Money Laundering Officer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Chief Compliance Officer and Anti-Money Laundering Officer of Highland Funds I, Highland Funds II, NexPoint Strategic Opportunities Fund and NexPoint Capital, Inc. since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Interval Funds since March 2016; and Chief Compliance Officer for HCMFA and NexPoint Advisors, L.P since September 2015. Prior to this role served as Deputy Chief Compliance Officer and Director of Compliance for Highland Capital Management, L.P.

Annual Report	47

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2018	Highland Floating Rate Opportunities Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Dustin Norris (1/6/1984)	Secretary	Indefinite Term; Secretary since October 2017.	President of Highland Capital Funds Distributor, Inc. since April 2018, Head of Distribution at HCMFA since November 2017, Secretary of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, Highland Funds I and Highland Funds II since October 2017; Assistant Secretary of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II from August 2017 to October 2017; Chief Product Strategist at HCMFA since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of Highland Funds I and Highland Funds II from March 2017 to October 2017; Secretary of NexPoint Strategic Opportunities Fund since December 2015; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of Highland Funds I and Highland Funds II from November 2012 to March 2017; Assistant Treasurer of NexPoint Strategic Opportunities Fund from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of the Interval Funds since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.

48	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund

Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC 6201 15th Avenue

Brooklyn, NY 11219

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street, Suite 2000

Dallas, TX 75201

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Floating Rate Opportunistic Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-357-9167 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-800-357-9167 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT reports by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information include additional information about the Fund’s Trustees and is available upon request without charge by calling 1-800-357-9167.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-800-357-9167.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-357-9167 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Annual Report	49

Highland Funds

c/o American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Highland Floating Rate Opportunities Fund	Annual Report, December 31, 2018

www.highlandfunds.com	HFI-AR-002-0100

Item 2.	Code of Ethics.

(a)

Highland Income Fund (formerly, Highland Floating Rate Opportunities Fund) (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $210,000 for the fiscal year ended June 30, 2018 and $255,000 for the fiscal year ended December 31, 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended June 30, 2018 and $55,000 for the fiscal year ended December 31, 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $$6,896 for the fiscal year ended June 30, 2018 and $10,000 for the fiscal year ended December 31, 2018. The nature of the services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended June 30, 2018 and $0 for the fiscal year ended December 31, 2018.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a) have direct responsibility for the appointment, compensation, retention and oversight of the Registrant’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d) review and consider whether the independent auditors’ provision of any non-audit services to the Registrant, the Registrant’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $6,896 for the fiscal year ended June 30, 2018 and $10,000 for the fiscal year ended December 31, 2018.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Timothy K. Hui*

Bryan A. Ward

Ethan Powell

Mr. Hui resigned on March 31, 2019.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which HCMLP (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [                .com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and [                .com] by the Settlement Designee or by sending voting instructions to [                .com] and [                .com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to [                .com] detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)

The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Fund will maintain a report of the vote and all relevant documentation.

The Fund shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)

A copy of each proxy statement that the Company receives regarding Client securities. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

The Company includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how the Company voted with respect to a Client’s securities. This Policy is, however, subject to change at any time without notice.

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

[2]

If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the “SEC”) examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Registrant’s portfolio managers, who are primarily responsible for the day-to-day management of the Registrant’s portfolio, are James Dondero, Mark Okada and Jon Poglitsch.

James Dondero – Mr. Dondero has over 25 years of experience in credit markets. In addition to his role at NexPoint Advisors, L.P. (“NexPoint”), Mr. Dondero is the co-founder and President of Highland Capital Management, L.P. (“HCM”), founder and President of NexPoint, Chairman of the board of directors, Chief Executive Officer and member of the investment committee of NexPoint Residential Trust, Inc., President of NexPoint Capital, Inc., President of NexPoint Real Estate Strategies Fund, President of NexPoint Healthcare Opportunities Fund, director for American Banknote Corporation, director for Metro-Goldwyn-Mayer, director of Jernigan Capital, Inc., director of Texmark Timber Treasury, L.P., and Chairman of NexBank, an affiliated bank. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding HCM in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporate bonds, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia, and is a Certified Managerial Accountant. Mr. Dondero has also earned the right to use the Chartered Financial Analyst designation.

Mark Okada – Mr. Okada co-founded HCM and has served as Chief Investment Officer of HCM since 1993 and as Co-Chief Investment Officer of Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) since September 2017. He is a pioneer in the development of the bank loan market and has over 25 years of credit experience. Mr. Okada is responsible for structuring one of the industry’s first arbitrage CLOs. He received a BA in Economics and a BA in Psychology, cum laude, from the University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation.

Jon Poglitsch – Mr. Poglitsch is the Head of Credit at HCM. Prior to his current position, Mr. Poglitsch served as a Managing Director at HCFMA, where he spent a substantial amount of time covering the Energy, Competitive Power, Utilities, and Transportation industries; he also served as a Senior Portfolio Analyst on both the Institutional and Retail fund research teams. Prior to joining HCM in 2007, Mr. Poglitsch was a consultant for Muse Stancil and Co. (“Muse”), where he provided mergers and acquisition, valuation, and strategic advisory services to a variety of clients in the midstream and downstream energy sectors, including integrated oil, independent refinery, pipeline, power, and renewable fuel companies. Prior to joining Muse, Mr. Poglitsch was a senior financial analyst for American Airlines. He received an MBA with a concentration in Finance from the University of Texas at Austin and a BS in Chemical Engineering from the University of Oklahoma. Mr. Poglitsch has earned the right to use the Chartered Financial Analyst designation.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2018.

James Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	11	$1,643.30	1	$100.66
Other Pooled Investment Vehicles:	2	$707.64	2	$707.64
Other Accounts:	—	$—	—	$—

Mark Okada

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	1	$308.98	—	$—
Other Pooled Investment Vehicles:	—	$—	—	$—
Other Accounts:	—	$—	—	$—

Jon Poglitsch

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	2	$348.95	—	$—
Other Pooled Investment Vehicles:	—	$—	—	$—
Other Accounts:	1	$401.89	—	$—

Potential Conflicts of Interests

The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Registrant. For the purposes of this section, the term “Highland” shall include the Adviser and its affiliated investment advisors, including HCM and its affiliates. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

Highland has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Highland furnishes advisory services to numerous clients in addition to the Registrant, and Highland may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to Highland or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, Highland, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Highland includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. The Registrant will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by certain advisers and funds affiliated with the Registrant, dated April 19, 2016. For example, exemptive relief is not required for the Registrant to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” which includes future closed-end investment companies registered under the 1940 Act that are managed by affiliated advisers, which includes the Registrant. The Registrant, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer‘s capital structure, Highland generally will pursue the strategy that Highland believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to Highland’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may represent more than one part of an issuer’s capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed. Highland may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any Highland personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. Highland personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee’s determination. A portfolio manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser’s Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund’s arrangements with Highland, there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Registrant and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

In addition, it is anticipated that a portion of the Registrant’s assets will be represented by real estate investment trusts (“REITs”), asset backed securities and/or collateralized loan obligations (“CLOs”) sponsored, organized and/or managed by the Adviser and its affiliates. The Adviser will monitor for conflicts of interest in accordance with its fiduciary duties and will provide the independent trustees of the Registrant with an opportunity to periodically review the Registrant’s investments in such REITs, asset-backed securities and/or CLOs and assure themselves that continued investment in such securities remains in the best interests of the Registrant and its shareholders. The Adviser may effect client cross-transactions where it causes a transaction to be effected between the Registrant and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Registrant any time that the Adviser believes such transaction to be fair to the Registrant and the other client of the Adviser or its affiliates. As further described below, the Adviser may effect principal transactions where the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, in each case in accordance with applicable law, which may include the Adviser obtaining the consent and approval of the Registrant prior to engaging in any such principal transaction between the Registrant and the Adviser or its affiliates.

The Adviser may direct the Registrant to acquire or dispose of investments in cross trades between the Registrant and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Registrant may enhance the profitability of the Adviser’s own investments in such companies.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

HCMFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. Portfolio managers are compensated generally based on their investment performance. The portfolio managers and other investment professionals are ranked based on the alpha generated by their portfolio versus their target index benchmark. Their investment performance is evaluated both versus a target index benchmark return and also compared to the returns of their peers at HCMFA and its affiliates. Other attributes which may be considered in the evaluation process are communication, teamwork, attitude and leadership.

The target indices for the Registrant’s portfolio managers are the Morningstar Bank Loan Fund Category and CS Leveraged Loan Index.

HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which Mr. James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership. Mr. Okada does not receive compensation based upon investment performance of the fund for which he serves as portfolio manager and instead shares in the profits of HCMFA.

The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio managers in the Registrant as of December 31, 2018.

Name of Portfolio Managers	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Managers
James Dondero	Over $1,000,000
Mark Okada	$500,001-$1,000,000
Jon Poglitsch	$10,001-$50,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

Assessment of the Registrant’s Control Environment

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective due to a material weakness for the Highland Floating Rate Opportunities Fund (the “Fund”) relating to the application of ASC 820 and reasonableness and reliability of assumptions used in the fair value model which are monitored by the Valuation Committee through the operation of a review control. This control was not designed at an appropriate level of precision to ensure the accurate valuation of Level 3 securities. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. This material weakness did not result in a misstatement. However, this material weakness could result in a misstatement to the investment balances or disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Management’s Remediation Plan

Management has developed a plan to remediate the material weakness described above. Management utilizes a Valuation Sub-Committee as part of its existing valuation process. Management has enhanced the review control by adding a new member to the Valuation Sub-Committee to conduct control activities designed to operate at a level of precision which will enable such errors to be detected. Additionally, Management has undertaken enhancements to its Valuation Committee by providing training materials to members of its Valuation Committee with respect to the application of ASC 820, as well as the usage of subject matter expert inputs as inputs to fair value determinations. Finally, management has undertaken enhancements to its review control by designing additional control activities to more precisely assess the application of ASC820 to fair value models.

We believe the measures already implemented as described above will facilitate the remediation of the control deficiencies we have identified and strengthen our internal control over financial reporting. Based on the steps we have taken to date and the anticipated timing of appropriate test work to ensure adequate design and operating effectiveness of such steps, we expect that the remediation of the material weakness will be completed by June 30, 2019. We cannot assure you, however, that the steps already taken will remediate such weaknesses, nor can we be certain of whether additional actions will be required or the costs of any such actions. The material weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1) Gross income from securities lending activities	$92,661
(2) Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	16,782
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	2,020
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	23,525
Other fees not included in revenue split	—

(3) Aggregate fees/compensation for securities lending activities	42,326

(4) Net income from securities lending activities	$50,335

(b) The Registrant’s most recent fiscal year ended December 31, 2018, State Street Bank and Trust Company (“State Street”) served as the Registrant’s securities lending agent.

As a securities lending agent, State Street is responsible for the implementation and administration of the Registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the Registrant, State Street, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

State Street is compensated for the above-described services from its securities lending revenue split. The table above shows what the Registrant earned and the fees and compensation it paid in connection with its securities lending activities during its most recent fiscal year.

As of December 31, 2018, State Street no longer serves as securities lending agent to the Registrant.

Item 13.	Exhibits.

(a)(1)	The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND INCOME FUND

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer,
and Principal Executive Officer

Date: June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer,
and Principal Executive Officer

Date: June 7, 2019